SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
    (AS PERMITTED BY RULE 14A-6(E)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240-14a-12

                         Capital City Bank Group, Inc.
____________________________________________________________________________
            (Name of Registrant as Specified in Its Charter)

____________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                 NOTICE OF 2004 ANNUAL MEETING OF SHAREOWNERS
                                     AND
                               PROXY STATEMENT





                               [CCBG STAR LOGO]





[CCBG NAME LOGO]

217 North Monroe Street * Tallahassee, Florida 32301

----------------------------------------------------------------------------
CONTENTS
----------------------------------------------------------------------------

LETTER TO SHAREOWNERS

NOTICE OF ANNUAL MEETING OF SHAREOWNERS

PROXY STATEMENT
General Information........................................................1
Corporate Governance.......................................................3
Nominees for Election as Directors.........................................7
Continuing Directors and Executive Officers................................8
Audit Committee Report.....................................................9
Compensation Committee Report.............................................11
Share Ownership...........................................................13
Executive Officers and Transactions with Management.......................15
Executive Compensation Tables.............................................16
Incentive Compensation and Stock Purchase Plans...........................17
Retirement Plans..........................................................18
Five-Year Performance Graph...............................................20
Approval of 2005 Associate Incentive Plan.................................21
Approval of 2005 Associate Stock Purchase Plan............................27
Approval of 2005 Director Stock Purchase Plan.............................31
Ratification of Auditors..................................................34
Annual Report.............................................................37

Exhibit A - Audit Committee Charter
Exhibit B - Nominating Committee Charter
Exhibit C - 2005 Associate Incentive Plan
Exhibit D - 2005 Associate Stock Purchase Plan
Exhibit E - 2005 Director Stock Purchase Plan

----------------------------------------------------------------------------
LETTER TO SHAREOWNERS
----------------------------------------------------------------------------





                         CAPITAL CITY BANK GROUP, INC.
                            217 North Monroe Street
                           Tallahassee, Florida 32301





April 2, 2004


Dear Fellow Shareowners:

You are cordially invited to attend the 2004 Annual Meeting of Shareowners at 10:00 a.m., local time, on Tuesday, April 27, 2004, at the University Center Club, Building B, Floor 3, University Center, Florida State University, Tallahassee, Florida.

At the meeting, I will give an update on Capital City's business and plans for the future. Also, we will elect three Class I directors to the Board of Directors, approve three stock plans to replace plans that are expiring, and ratify our accountants for fiscal 2004.

Your Board of Directors encourages every shareowner to vote. Your vote is very important. Whether or not you plan to attend the meeting, please review the proxy materials and return your proxy instructions by Monday, April 12, 2004.

The meeting will begin at 10:00 a.m. I hope you will come early and join your friends for light refreshments at 9:30 a.m.


Sincerely,


/s/ William G. Smith, Jr.
William G. Smith, Jr.
Chairman, President,
and Chief Executive Officer

----------------------------------------------------------------------------
NOTICE OF ANNUAL MEETING OF SHAREOWNERS
----------------------------------------------------------------------------


-------------------------------------   ------------------------------------
BUSINESS                                TIME
-------------------------------------   ------------------------------------

(1) Elect three Class I directors       10:00 a.m., local time,
    to the Board of Directors           April 27, 2004

(2) Approve the Company's 2005          ------------------------------------
    Associate Incentive Plan            PLACE
                                        ------------------------------------
(3) Approve the Company's 2005
    Associate Stock Purchase Plan       University Center Club
                                        Building B, Floor 3
(4) Approve the Company's 2005          University Center
    Director Stock Purchase Plan        Florida State University
                                        Tallahassee, Florida
(5) Ratify the appointment of
    KPMG LLP as the auditors for        ------------------------------------
    the fiscal year ending              RECORD DATE
    December 31, 2004                   ------------------------------------

(6) Transact other business properly    Shareowners owning Capital City Bank
    coming before the meeting or any    Group shares at the close of
    adjournment of the meeting          business on February 27, 2004,
                                        are entitled to attend and vote
                                        at the meeting

-------------------------------------   ------------------------------------
DOCUMENTS                               VOTING
-------------------------------------   ------------------------------------

The Proxy Statement, proxy card,        Even if you plan to attend the
and Capital City Bank Group Annual      meeting in Tallahassee, please
Report are included in this mailing     provide us your voting instructions
                                        in one of the following ways as soon
                                        as possible:

                                        (1) Internet - use the internet
                                            address on the proxy card

                                        (2) Telephone - use the toll-free
                                            number on the proxy card

                                        (3) Mail - mark, sign, and date the
                                            proxy card and return in the
                                            enclosed postage-paid envelope

By Order of the Board of Directors, J. Kimbrough Davis, Corporate Secretary, April 2, 2004

----------------------------------------------------------------------------
PROXY STATEMENT - GENERAL INFORMATION
----------------------------------------------------------------------------

Q: Why am I receiving this Proxy Statement and proxy card?
A: The Board of Directors is soliciting your proxy for the 2004 Annual
   Meeting of Shareowners and any adjournments of this meeting. The meeting will be held at 10:00 a.m., local time, Tuesday, April 27, 2004, at the University Center Club, Building B, Floor 3, University Center, Florida State University, Doak Campbell Stadium, Tallahassee, Florida. This Proxy Statement and the proxy card are being provided to shareowners on or about April 2, 2004.

Q: What is being voted upon?
A: The election of three Class I directors, the approval of the Company's
   2005 Associate Incentive Plan, the Approval of the Company's 2005 Associate Stock Purchase Plan, the Approval of the Company's 2005 Director Stock Purchase Plan, and the ratification of the Company's auditors. The proposals to be considered will not create dissenter's rights. We are not aware of any other matters to be presented to the meeting; however, the holders of the proxies will vote in their discretion on any other matters properly presented.

Q: Who can vote?
A: All shareowners of record on the record date of February 27, 2004. On that date, there were 13,273,494 Capital City Bank Group common shares outstanding and entitled to vote, and these shares were held of record by approximately 1,512 shareowners.

Q: How much does each share count?
A: Each share counts as one vote. For the proposals scheduled to be voted upon at the meeting, withheld votes on directors, abstentions, and shares held by a broker that the broker fails to vote are all counted to determine a quorum, but are not counted for or against the matters being considered.

Q: How do I give voting instructions?
A: You may attend the meeting and give instructions in person or by the Internet, by telephone, or by mail. Instructions are on the proxy card. The appropriate individuals named on the enclosed proxy card will vote all properly executed proxies that are delivered in response to this solicitation and not later revoked in accordance with the instructions given by you.

Q: Can I change my vote?
A: Yes, you may revoke your proxy by submitting a later proxy or by written request received by the Company's corporate secretary before the meeting. You may also revoke your proxy at the meeting and vote in person.

Q: What does it mean if I get more than one proxy card?
A: You will receive a proxy card for each account you have. Please vote proxies for all accounts to ensure that all your shares are voted.

Q: When are shareowner proposals due for the 2005 Annual Meeting?
A: Shareowner proposals that are to be included in the Proxy Statement for the 2005 meeting must be received by December 3, 2004. Shareowner proposals for the 2005 meeting that are not intended to be included in the proxy statement for that meeting must be received by February 18, 2005 or the Board of Directors can vote the proxies in its discretion on the proposal. Proposals must comply with the proxy rules and be submitted in writing to:

   J. Kimbrough Davis
   Corporate Secretary
   Capital City Bank Group, Inc.
   217 North Monroe Street
   Tallahassee, Florida 32301

Q: Who pays for soliciting proxies?
A: The Company pays the cost of soliciting proxies. The officers or other employees of the Company or its subsidiaries may solicit proxies to have a larger representation at the meeting.

----------------------------------------------------------------------------
CORPORATE GOVERNANCE
----------------------------------------------------------------------------

COMPANY STRUCTURE

Capital City Bank Group is a financial holding company managed by a core group of officers and governed by a Board of Directors that has been set at 11 members. The Board of Directors is divided into three classes.

INDEPENDENT DIRECTOR MEETINGS IN EXECUTIVE SESSIONS

The Company's independent directors, as defined under the Nasdaq rules, have established a policy to meet separately from the other directors in regularly scheduled executive sessions at least twice annually, and at such other times as may be deemed appropriate by the Company's independent directors. Any independent director may call an executive session of independent directors at any time.

INDEPENDENT DIRECTORS

The Company's common stock is listed on the Nasdaq National Market. Nasdaq requires that a majority of the Company's directors be "independent," as defined by the Nasdaq's rules. Generally, a director does not qualify as an independent director if the director (or, in some cases, a member of a director's immediate family) has, or in the past three years had, certain relationships or affiliations with the Company, its external or internal auditors, or other companies that do business with the Company. The Board has affirmatively determined that a majority of the Company's directors are independent directors under the Nasdaq rules. Included among the Company's independent directors are the following current directors and nominees for director: Frederick Carroll, III, Cader B. Cox, III, J. Everitt Drew, John K. Humphress, Lina S. Knox, Ruth A. Knox, Henry Lewis, III, and John R. Lewis.

DIRECTOR NOMINATING PROCESS

The Company adopted new nominating procedures in the first quarter of 2004 in accordance with the new Nasdaq rules. In 2003, the Board Governance, Nominating, and Compensation Committee recommended to the Board for nomination the three Class I directors up for election this year.

Under the new nominating procedures, the Nominating Committee will annually review and make recommendations to the full Board regarding the composition and size of the Board so that the Board consists of members with the proper expertise, skills, attributes and personal and professional backgrounds needed by the Company, consistent with applicable Nasdaq and regulatory requirements.

The Nominating Committee believes that all directors, including nominees, should possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interest of the Company's shareowners. The Nominating Committee will consider criteria including the nominee's current or recent experience as a senior executive officer, whether the nominee is independent, as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards, the business experience currently desired on the Board, geography, the nominee's banking industry experience, and the nominee's general ability to enhance the overall composition of the Board.

The Company's Nominating Committee will identify nominees for directors primarily based upon suggestions from shareowners, current directors, and executives. The Chair of the Nominating Committee and at least one other member of the Nominating Committee will interview director candidates. The full Board will formally nominate candidates for director to be included in the slate of directors presented for shareowner vote based upon the recommendations of the Nominating Committee following this process.

Any Company shareowner entitled to vote generally in the election of directors may recommend a candidate for nomination as a director. A shareowner may recommend a director nominee by submitting the name and qualifications of the candidate the shareowner wishes to recommend, pursuant to Article VII of the Company's Articles of Incorporation, to the Company's Nominating Committee, c/o Capital City Bank Group, 217 North Monroe Street, Tallahassee, Florida 32301. To be considered, recommendations with respect to an election of directors to be held at an annual meeting must be received not less than 120 days prior to the anniversary of the Company's last annual meeting of shareowners (or, if the date of the annual meeting is changed by more than 20 days from such anniversary date, within 10 days after the date that the Company mails or otherwise gives notice of the date of the annual meeting to shareowners). Recommendations with respect to an election of directors to be held at a special meeting called for that purpose must be received by the 10th day following the date on which notice of the special meeting was first mailed to shareowners. Recommendations meeting these requirements will be brought to the attention of the Company's Nominating Committee. Candidates for director recommended by shareowners are afforded the same consideration as candidates for director identified by Company directors, executive officers or search firms, if any, employed by the Company.

SHAREOWNER COMMUNICATIONS

The Company's Corporate Governance Guidelines provide for a process by which shareowners may communicate with the Board, a Board committee, the non-management directors as a group, or individual directors. Shareowners who wish to communicate with the Board, a Board committee or any other directors or individual director may do so by sending written communications addressed to the Board of Directors of Capital City Bank Group, a Board committee or such group of directors or individual director, Capital City Bank Group, c/o Corporate Secretary, 217 North Monroe Street, Tallahassee, Florida 32301. All communications will be compiled by the Company's Corporate Secretary and submitted to the Board, a committee of the Board or the appropriate group of directors or individual director, as appropriate, at the next regular meeting of the Board.

CORPORATE GOVERNANCE GUIDELINES

The Board has adopted Corporate Governance Guidelines that give effect to the Nasdaq corporate governance listing standards and various other corporate governance matters.

CODES OF CONDUCT AND ETHICS

The Board of Directors has adopted Codes of Conduct applicable to all directors, officers, and associates and a Code of Ethics applicable to the Company's Chief Executive and its financial and accounting officers, all of which are available, without charge, upon written request to Capital City Bank Group, c/o Corporate Secretary, 217 North Monroe Street, Tallahassee, Florida 32301. These codes comply with Nasdaq and SEC requirements.

BOARD MEETINGS

The Board of Directors met 12 times in 2003. All of the directors attended at least 75 percent of the total aggregate number of meetings of the Board and of the Board committees on which they served.

ANNUAL MEETINGS

The Company expects all directors to attend the Company's annual meeting. All directors, who were directors at the time of the Company's annual meeting in 2003, attended the annual meeting.

COMMITTEES OF THE BOARD

In addition to an Executive Committee, which has the delegated authority to exercise the power and authority of the Board of Directors between meetings (except for any matters requiring the full Board or the shareowners as set forth in the Florida Business Corporation Act), the Company has the following standing committees:

Audit Committee:

* Current members are Frederick Carroll, III (Chairman and financial expert), Cader B. Cox, III, J. Everitt Drew and Ruth A. Knox

* Members in 2003 were John K. Humphress (Chairman and financial expert), Lina S. Knox, and John R. Lewis

* Consists only of members that are "independent" as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards

*  Met 11 times in 2003

* Oversees the Company's auditing, accounting, financial reporting, and internal control functions

* Monitors and reviews the Company's compliance with Section 112 of the Federal Deposit Insurance Corporation Improvement Act of 1991 and reviews regulatory reports

* Reviews independent accountants' report on the Company's financial statements, significant changes in accounting principles and practices, significant proposed adjustments, and any unresolved disagreements with management concerning accounting or disclosure matters

* Recommends independent accountants and reviews their services, fees, and the scope and timing of audits

* Operates according to a written charter adopted by the Board of Directors, which is attached as Exhibit A

In December 2003, the Company formed three separate committees, the Compensation, Nominating, and Corporate Governance Committees. Before the formation of these committees, these committees were part of one combined committee, the Board Governance, Nominating, and Compensation Committee, which met four times in 2003. Upon the separation of the committees, the Company changed the director composition of the committees to further strengthen the Company's corporate governance.

Compensation Committee:

* Current members are Cader B. Cox, III (Chairman), J. Everitt Drew, Henry Lewis, III, and John R. Lewis

* Members in 2003 were Cader B. Cox, III (Chairman), John K. Humphress, Lina S. Knox, and John R. Lewis

* Consists only of members that are "independent" as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards

* Evaluates performance of the President and Chief Executive Officer and recommends compensation

Nominating Committee:

* Members are John R. Lewis (Chairman), Cader B. Cox, III, Ruth A. Knox, and Henry Lewis, III

* Consists only of members that are "independent" as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards

* Develops and reviews background information for candidates for the Board of Directors, including candidates recommended by shareowners, and makes recommendations to the Board of Directors about these candidates

* Shareowners desiring to propose a nominee should submit a recommendation in writing to the Company's Corporate Secretary. Recommendations must be received by December 3, 2004 and must comply with the procedures set forth in the Company's Articles of Incorporation in order to be considered at the 2005 Annual Meeting. A copy of the Company's Articles of Incorporation is available, without charge, upon written request to Capital City Bank Group, c/o Corporate Secretary, 217 North Monroe Street, Tallahassee, Florida 32301.

* Operates according to a written charter adopted by the Board of Directors, which is attached as Exhibit B

Corporate Governance Committee:

* Members are John K. Humphress (Chairman), Frederick Carroll, III, Lina S. Knox, and Ruth A. Knox

* Develops, implements and monitors policies and practices relating to corporate governance

DIRECTORS' FEES

Only non-employee directors are compensated for board service. The pay components for 2003 were:

  Annual Retainers:

  *  $10,000 for each non-employee member of the Board of Directors

  * $1,000 additional annual retainer if serving as chairman of a board committee

  Meeting Fees:

  *  $750 per month for all board and committee meetings

Directors are also permitted to purchase shares of common stock at a 10% discount from fair market value under the 1996 Director Stock Purchase Plan. This Plan has 187,500 shares reserved for issuance. Since the inception of this Plan, 37,382 shares have been issued to directors. During 2003, 4,317 shares were purchased. Purchases under this Plan may not exceed the annual retainer and meeting fees received.

----------------------------------------------------------------------------
NOMINEES FOR ELECTION AS DIRECTORS
----------------------------------------------------------------------------

ITEM NO. 1
----------

ELECTION OF DIRECTORS
---------------------

The Board of Directors is divided into three classes, designated Class I, Class II, and Class III. The directors in each class are elected for terms of three years or until their successors are duly elected and qualified.

At the meeting, the shareowners will elect three Class I directors. The individuals named on the enclosed proxy card will vote, unless instructed otherwise, each properly delivered proxy for the election of the following nominees as directors. If a nominee is unable to serve, the shares represented by all valid proxies that have not been revoked will be voted for the election of a substitute as the Board of Directors may recommend, or the Board of Directors may by resolution reduce the size of the Board of Directors to eliminate the resulting vacancy. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

CLASS I DIRECTOR NOMINEES:
--------------------------

  CADER B. COX, III
  Mr. Cox, 54, has been a director since 1994. Since 1976, he has served as President of Riverview Plantation, Inc., a resort and agricultural company.

  RUTH A. KNOX
  Ms. Knox, 50, has been a director since July 1, 2003. Since 2003, she has served as President of Wesleyan College, Macon, Georgia. Prior to this appointment, she practiced law in Atlanta and Macon, Georgia for 25 years.

  WILLIAM G. SMITH, JR.
  Mr. Smith, 50, is the Chairman of the Board of the Company and has been a director since 1982. In 1995, he was appointed President and Chief Executive Officer of the Company and Chairman of Capital City Bank. In 2003, Mr. Smith was elected Chairman of the Board of Directors. Mr. Smith is the first cousin of Lina S. Knox.


Except as provided above, if elected, Messrs. Cox and Smith and Ms. Knox will serve as Class I directors until the 2007 Annual Meeting. Messrs. Cox and Smith have served as directors for at least the past five years. Ms. Knox became a director on July 1, 2003.

The affirmative vote of a plurality of shares present and entitled to vote is required for the election of directors.

The Board of Directors unanimously recommends a vote "FOR" the nominees.

----------------------------------------------------------------------------
CONTINUING DIRECTORS AND EXECUTIVE OFFICERS
----------------------------------------------------------------------------

CONTINUING CLASS II DIRECTORS:
------------------------------
(Term expiring in 2005)

THOMAS A. BARRON
Mr. Barron, 51, has been a director since 1982. He is Treasurer of the Company and was appointed President of Capital City Bank in 1995.

J. EVERITT DREW
Mr. Drew, 48, has been a director since July 1, 2003. Since 2000, he has been the President of St. Joe Land Company where his duties include overseeing the sale and development efforts of several hundred thousand acres of St. Joe property in northwest Florida and southwest Georgia.

LINA S. KNOX
Ms. Knox, 59, has been a director since 1998. She is a dedicated community volunteer. Ms. Knox is the first cousin of William G. Smith, Jr.

JOHN R. LEWIS
Mr. Lewis, 61, has been a director since 1999. He is President and Chief Executive Officer of Super-Lube, Inc., Tallahassee, Florida, which he founded in 1979.


CONTINUING CLASS III DIRECTORS:
-------------------------------
(Term expiring in 2006)

DUBOSE AUSLEY
Mr. Ausley, 66, has been a director since 1982. He is employed by the law firm of Ausley & McMullen and was Chairman of this firm and its predecessor for more than 20 years. Since 1992, he has served as a director of TECO Energy, Inc. Since 1993, Mr. Ausley has served as a director of Sprint Corporation.

FREDERICK CARROLL, III
Mr. Carroll, 53, has been a director since July 1, 2003. Since 1990, he has been the Managing Partner of Carroll and Company, an accounting firm specializing in tax and audit based in Tallahassee, Florida.

JOHN K. HUMPHRESS
Mr. Humphress, 55, has been a director since 1994. Since 1973, he has been a shareholder of Krause Humphress Pace & Wadsworth, Chartered CPA's.

HENRY LEWIS, III
Dr. Lewis, 54, has been a director since July 1, 2003. Since 1994, he has served as Dean of the College of Pharmacy and Pharmaceutical Studies at Florida A&M University.


NON-DIRECTOR EXECUTIVE OFFICER:
-------------------------------

J. KIMBROUGH DAVIS
Mr. Davis, 50, was appointed Executive Vice President and Chief Financial Officer of the Company in 1997. He served as Senior Vice President and Chief Financial Officer from 1991 to 1997. In 1998, he was appointed Executive Vice President and Chief Financial Officer of Capital City Bank.

----------------------------------------------------------------------------
AUDIT COMMITTEE REPORT
----------------------------------------------------------------------------

The Audit Committee monitors the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter adopted by the Board of Directors and subsequently revised in 2004 to reflect changes required by the Sarbanes-Oxley Act and the National Association of Securities Dealers, Inc. ("NASD"). The Audit Committee's charter was first published in its entirety as Exhibit A to the Company's 2001 Proxy Statement. The revised charter, which was approved by the Board of Directors, is included as Exhibit A to this Proxy Statement. This report reviews the actions taken by the Audit Committee with regard to the Company's financial reporting process during 2003 and particularly with regard to the Company's audited consolidated financial statements as of December 31, 2003 and 2002 and for the three years in the period ended December 31, 2003.

The Audit Committee currently is composed of four persons, all of who are "independent," as defined by the NASD. None of the committee members is or has been an officer or employee of the Company or any of its subsidiaries, has engaged in any nonexempt business transaction or has any nonexempt business or family relationship with the Company or any of its subsidiaries or affiliates. In addition, the Board of Directors has determined that Frederick Carroll, III, Chairman of the Committee, is both "independent" under NASD rules and an "audit committee financial expert" as defined by the SEC.

The Company's management has the primary responsibility for the Company's financial statements and reporting process, including the systems of internal controls and reporting. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee monitors the integrity of the Company's financial reporting process, system of internal controls and the independence and performance of the Company's independent and internal auditors.

The Audit Committee believes that it has taken the actions necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee's charter. To carry out its responsibilities, the Audit Committee met 11 times during 2003.

In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements to be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, including a discussion of the quality (rather than just the acceptability) of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee also reviewed with the Company's independent auditors, KPMG LLP, their judgments as to the quality (rather than just the acceptability) of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Audit Committee discussed with KPMG LLP, its independence from management and the Company, including the written disclosures, letter and other matters required of KPMG LLP by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also considered whether the provision of services during 2003 by KPMG LLP that were unrelated to its audit of the financial statements referred to above and to their reviews of the Company's interim financial statements during 2003 is compatible with maintaining KPMG LLP's independence, and determined that the provision of non-audit services by KPMG LLP is compatible with being independent.

Additionally, the Audit Committee discussed with the Company's internal and independent auditors the overall scope and plan for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board that the Company retain KPMG LLP as the Company's independent auditors for 2004. The Board has approved and ratified such recommendation. In addition, the Committee has approved the scope of non-audit services anticipated to be performed by KPMG LLP in 2004 and the estimated budget for those services.

Members of the Committee for 2003:

John K. Humphress, Chairman
Lina S. Knox
John R. Lewis

----------------------------------------------------------------------------
COMPENSATION COMMITTEE REPORT
----------------------------------------------------------------------------

What is the Executive Compensation Philosophy?
We are responsible for recommending to the Board of Directors the compensation of William G. Smith, Jr., the Company's Chairman, President, and Chief Executive Officer. Our intent is to provide a competitive compensation program linked directly to the Company's strategic business objectives and its short-term and long-term operating performance. With the objectives of strengthening company performance and maximizing shareowner value over time, this policy serves to align the interests of the President and Chief Executive Officer with those of the shareowners.

What Comprises Total Executive Compensation?

*  Base pay

*  Short-term incentives

*  Long-term incentives

Total Executive Compensation
We use a peer group of banks as a guide for determining the level of compensation. The banks in the peer group were chosen based on the similarities with the Company relative to size and markets served.

We also periodically engage an independent executive compensation consultant to assist in the assessment and evaluation of the appropriateness of the compensation.

Base Salary
We determine base salary by assessing the responsibilities required by the position, the experience of the individual, and the competitive market.
Mr. Smith was elected as President and Chief Executive Officer in 1995. In 2003, Mr. Smith's base salary was set at $185,000 per year, and his base salary was increased to $195,000 per year for 2004.

Mr. Smith had the opportunity to earn additional compensation under various performance-based compensation plans.

Annual Performance Bonuses
Annual cash bonuses are paid through the profit participation plan. All senior level executives participate in this plan.

Performance Goals
We base annual performance bonuses on the attainment of corporate and individual goals that we set at the beginning of the year.

We believe that accomplishing corporate goals is essential for the Company's continued success and sustained financial performance.

The amount of cash bonus which Mr. Smith may earn increases or decreases, within a range, by a multiple of the percentage by which net income exceeds or falls short of established profit goals. The goals are based upon earnings performance. We believe improved earnings performance will translate into long-term increases in shareowner value.

Annual Bonus Payments
Mr. Smith's annual bonus was tied directly to the Company's actual profitability for 2003 compared to targeted profitability. We believe his performance and influence are best measured by the Company's profitability and performance goals. In 2003, his incentive compensation of $373,744 represented approximately 67% of his total compensation.

Incentive Plan
The Company maintains an Associate Incentive Plan.  Under this plan,
Mr. Smith is eligible to earn common stock. The Board of Directors determines grants under this plan based on the achievement of short-term and long-term performance goals. The Board of Directors sets these goals with reference to several performance factors. The factors are generally based on financial performance, including earnings, operating efficiency, asset quality and growth.

Specific targets and weightings used for establishing short-term and long-term performance goals are subject to change at the beginning of each measurement period, and are influenced by the Board of Directors' desire to emphasize performance in certain areas. In addition to stock earned in 2003, the Company provided a cash bonus equal to 31% of the value of stock as a partial offset to the tax liability incurred by Mr. Smith.

For achieving short-term performance goals for 2003, Mr. Smith received a payout of 540 shares under the Associate Incentive Plan, with a fair market value of $45.99 per share as of December 31, 2003. The opportunity at maximum performance was 981 shares.

For achieving long-term performance goals for 2003, Mr. Smith received a payout of 2,130 shares under the Associate Incentive Plan, with a fair market value of $45.99 per share as of December 31, 2003. The opportunity at maximum performance was 4,260 shares.

On January 1, 2003, as a component of Mr. Smith's long-term compensation, he and the Company entered into an agreement under which Mr. Smith will be eligible to receive Company stock options based on the compound growth rate of the Company's earnings per share over a three year period. Under this agreement, Mr. Smith earned 18,510 stock options for the period ended December 31, 2003, and these options will vest at a rate of one-third per year for each of the three years after the date of issue. The exercise price of these options is $41.20 per share. The Company granted these options on March 12, 2004.

Summary
We believe that the policies and programs described in this report link pay and performance and serve the best interests of shareowners. We frequently review the various pay plans and policies and modify them as we deem necessary to continue to meet the Company's business objectives and philosophy.

Members of the Committee:

Cader B. Cox, III, Chairman
John K. Humphress
Lina S. Knox
John R. Lewis

----------------------------------------------------------------------------
SHARE OWNERSHIP
----------------------------------------------------------------------------

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company's directors and executive officers, and parties owning beneficially more than 10% of the common stock, must file reports with the Securities and Exchange Commission to reflect their interests in the Company's common stock. Copies of these reports must be furnished to the Company. Based solely upon on a review of these reports received by the Company for fiscal 2003 and written representations from some of its officers and directors, the Company believes that each required Section 16(a) report for 2003 was filed on time.

SHARE OWNERSHIP TABLE

Beneficial owners of more than 5% of the common stock are required to file reports with the Securities and Exchange Commission. The following table provides information, as of February 27, 2004, on the common stock beneficially owned by beneficial owners who have filed the required reports, beneficial owners who were known to the Company to beneficially own more than 5% of the common stock, directors, executive officers named in the Summary Compensation Table, and all executive officers and directors as a group.





                                                                                Percentage of
                                                       Shares Beneficially       Outstanding
                                                            Owned <F1>           Shares Owned
                                                       -------------------      -------------
Robert H. Smith <F2>                                       2,502,943 <F3>           18.86%
Post Office Box 11248
Tallahassee, Florida 32302

William G. Smith, Jr. <F2>                                 2,659,187 <F4>           20.03%
Post Office Box 11248
Tallahassee, Florida 32302

DuBose Ausley                                                607,396 <F5>            4.58%

Thomas A. Barron                                             259,120 <F6>            1.95%

Frederick Carroll, III                                            43                     *

Cader B. Cox, III                                            314,667 <F7>            2.37%

J. Kimbrough Davis                                            48,482 <F8>                *

J. Everitt Drew                                                    -                     -

John K. Humphress                                            425,510 <F9>            3.21%

Lina S. Knox <F2>                                             86,531 <F10>               *

Ruth A. Knox                                                     510                     *

Henry Lewis, III                                                  43                     *

John R. Lewis                                                 10,574                     *

All Directors and Executive Officers as a Group            4,412,063                33.24%
(12 Persons)

*Represents less than one percent.


                                      13





<F1>  For purposes of this table, a person is deemed to be the beneficial owner of any shares of common stock if he or she has or shares voting or investment power with respect to the shares or has a right to acquire beneficial ownership at any time within 60 days from the record date. "Voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.

<F2>  Robert H. Smith and William G. Smith, Jr. are brothers, and Lina S.
      Knox is their first cousin.

<F3>  Includes (i) 80,062 shares in accounts for his children for which Mr.
      Smith is custodian; (ii) 452,653 shares held in certain trusts under which Mr. Smith shares voting and investment power as a co-trustee; and (iii) 460,523 shares held by a partnership under which Mr. Smith shares voting and investment power. Of the shares beneficially owned by Robert H. Smith, 913,176 shares are also beneficially owned by William G. Smith, Jr.

<F4>  Includes (i) 31,280 shares in an account for his son for which Mr.
      Smith is custodian; (ii) 452,653 shares held in certain trusts under which Mr. Smith shares voting and investment power as a co-trustee;
      (iii) 460,523 shares held by a partnership under which Mr. Smith shares voting and investment power; and (iv) 27,454 shares owned by Mr. Smith's wife, of which he disclaims beneficial ownership. Of the shares beneficially owned by William G. Smith, Jr., 913,176 shares are also beneficially owned by Robert H. Smith.

<F5>  Includes (i) 228,345 shares held in trust under which Mr. Ausley serves as trustee and has sole voting and investment power; and (ii) 10,000 shares owned by Mr. Ausley's wife, of which he disclaims beneficial ownership.

<F6>  Includes (i) 50,427 shares held in trusts under which Mr. Barron serves as trustee; (ii) 573 shares for which Mr. Barron has power of attorney and may be deemed to be a beneficial owner; and (iii) 23,125 shares owned by Mr. Barron's wife, of which he disclaims beneficial ownership.

<F7>  Includes 300,812 shares held in a trust under which Mr. Cox shares voting and investment power as a co-trustee, of which he disclaims beneficial ownership.

<F8>  Includes (i) 1,180 shares in accounts for his children for which Mr.
      Davis is custodian; (ii) 15,633 shares owned jointly by Mr. Davis and his wife; and (iii) 4,082 shares owned by Mr. Davis's wife, directly and through an Individual Retirement Account, all of which he disclaims beneficial ownership.

<F9>  Includes (i) 72,712 shares held by a limited partnership of which Mr.
      Humphress is a general partner and shares voting and investment power;
      (ii) 3,550 shares owned jointly by Mr. Humphress and his wife;
      (iii) 2,626 shares in accounts for his children for which Mr. Humphress is custodian; (iv) 300,812 shares held in a trust under which Mr. Humphress shares voting and investment power as a co-trustee, of which he disclaims beneficial ownership; and (v) 1,378 shares owned by Mr. Humphress's wife, directly and through an Individual Retirement Account, all of which he disclaims beneficial ownership.

<F10> Includes 3,000 shares owned jointly by Ms. Knox and her husband.


----------------------------------------------------------------------------
EXECUTIVE OFFICERS AND TRANSACTIONS WITH MANAGEMENT
----------------------------------------------------------------------------

EXECUTIVE OFFICERS

Executive officers are elected annually by the Board of Directors at its meeting following the annual meeting of shareowners to serve for a one year term and until their successors are elected and qualified. Messrs. Barron and William G. Smith, Jr. serve as directors and executive officers of the Company and Mr. Davis is an executive officer of the Company. For information pertaining to the business experience and other positions held by these individuals, see "NOMINEES FOR ELECTION AS DIRECTORS" and "CONTINUING DIRECTORS AND EXECUTIVE OFFICERS."

TRANSACTIONS WITH MANAGEMENT AND RELATED PARTIES

During 2003, Capital City Bank, a wholly-owned subsidiary of the Company, had outstanding loans to several of the Company's directors, executive officers, their associates and members of the immediate families of these directors and executive officers. These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others. These loans do not involve more than the normal risk of collectability or present other unfavorable features.

DuBose Ausley, a director of the Company, is employed by and is the former Chairman of Ausley & McMullen, the Company's general counsel. During 2003, the Company and the Company's subsidiaries paid legal fees to this law firm of approximately $765,000.

Capital City Bank's Apalachee Parkway Office is located on land leased from the Smith Interests General Partnership L.L.P. ("SIGP") in which William G. Smith, Jr. (Chairman, President, and Chief Executive Officer of the Company), Robert H. Smith (a Vice President of the Company), and Lina S. Knox (a Director of the Company) are partners. In addition, a trust for the benefit of Elaine W. Smith, a relative of William G. Smith, Jr. and Robert
H. Smith, of which DuBose Ausley, a director of the Company, is trustee, is also a partner of SIGP. As trustee of this trust, Mr. Ausley has the power to vote the SIGP interests owned by the trust. Under a lease agreement expiring in 2024, Capital City Bank provides annual lease payments of approximately $85,000, to be adjusted for inflation in future years.

----------------------------------------------------------------------------
EXECUTIVE COMPENSATION TABLES
----------------------------------------------------------------------------

                          Summary Compensation Table

The following summary compensation table shows compensation information for the Company's President and Chief Executive Officer and the two other executive officers of the Company who earned over $100,000 in aggregate salary, bonus, and other compensation in the fiscal year ended December 31, 2003.




                                                                                 Long-Term
                                                Annual Compensation            Compensation
                                           -----------------------------      ---------------
                                                                                Long-Term          All Other
      Name and                                                                Incentive Plan     Compensation
 Principal Position              Year         Salary          Bonus             Payouts <F1>         <F2>
        (a)                       (b)          (c)             (d)                  (h)               (i)
----------------------          ------     ------------   --------------      ---------------   ---------------
William G. Smith, Jr.            2003        $185,000       $237,719 <F3>          $97,959          $38,066
Chairman, President, and         2002        $175,000       $437,648 <F3>                           $ 7,387
Chief Executive Officer          2001        $158,000       $159,452 <F3>                           $ 5,543

Thomas A. Barron                 2003        $181,000       $222,331 <F3>          $96,441          $37,225
Treasurer                        2002        $174,000       $406,609 <F3>                           $ 7,071
                                 2001        $168,000       $148,915 <F3>                           $ 5,461

J. Kimbrough Davis               2003        $165,000       $ 95,637 <F3>          $58,637          $22,868
Executive Vice President         2002        $155,000       $156,452 <F3>                           $ 4,325
and Chief Financial Officer      2001        $150,000       $ 59,460 <F3>                           $ 3,320




<F1>  Consists of the dollar value of all payouts made for long-term performance awards earned under the 1996 Associate Incentive Plan.

<F2>  Consists of cash bonuses paid as a tax supplement to participants in the 1996 Associate Incentive Plan.

<F3>  Includes cash bonuses and the dollar value of short-term incentive stock awards.



Equity Compensation Plan Information



                                                                                      Number of securities
                              Number of securities                                   remaining available for
                               to be issued upon          Weighted-average            future issuance under
                                  exercise of             exercise price of         equity compensation plans
                              outstanding options,       outstanding options,        (excluding securities
   Plan Category              warrants and rights        warrants and rights          reflected in column (a)
----------------------      ------------------------   -----------------------     ----------------------------
                                     (a)                         (b)                           (c)
Equity Compensation
Plans Approved by                     -                           -                         1,096,731
Securities Holders

Equity Compensation
Plans Not Approved                    -                           -                              -
by Securities Holders
                            ------------------------   -----------------------     ----------------------------
   Total                              -                           -                          1,096,731
                            ------------------------   -----------------------     ----------------------------


----------------------------------------------------------------------------
INCENTIVE COMPENSATION AND STOCK PURCHASE PLANS
----------------------------------------------------------------------------

1996 Associate Incentive Plan

The 1996 Associate Incentive Plan became effective on February 23, 1996, and is to be replaced by the 2005 Associate Incentive Plan. Awards under this plan may be made until December 31, 2005. Under the plan, key associates of the Company, who have been selected as participants, are eligible to receive awards of equity-based incentive compensation, including stock options, stock appreciation rights, restricted stock awards, performance share units and phantom stock, and combinations of these incentives. The aggregate number of shares of common stock subject to awards under the plan may not exceed 937,500. The Board of Directors administers the plan and has the authority under the plan to establish, adopt, and revise plan rules and regulations and to make all determinations relating to the plan.

The plan authorizes the establishment of long-term performance share programs to be effective over designated award periods of not less than one year nor more than five years. At the beginning of each award period, the Board of Directors establishes performance goals. Performance goals may include financial or other measures of corporate performance and may be determined on an individual basis or by categories of participants. The Board of Directors has the discretionary authority to adjust performance goals or performance measurement standards as it deems equitable in recognition of extraordinary or non-recurring events experienced during an award period. The Board of Directors determines the number of performance share units to be awarded, if any, to each participant who is selected to receive an award. The Board of Directors may add new participants to a performance share program after its commencement by making pro rata grants. At the completion of a performance share program, or at other times as specified by the Board of Directors, the Board of Directors will calculate the number of shares earned by multiplying the number of performance share units granted to the participant by a performance factor representing the attainment of the performance goals.

1995 Associate Stock Purchase Plan

The 1995 Associate Stock Purchase Plan became effective on March 20, 1995, and is to be replaced by the 2005 Associate Stock Purchase Plan. Up to 562,500 shares of common stock may be purchased under the plan. The purpose of the plan is to provide associates of the Company and its subsidiaries with an opportunity to purchase common stock of the Company through accumulated payroll deductions or other contributions. The plan is intended to qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986. Under the terms of the plan, the common stock purchased by participants is purchased directly from the Company. The plan provides that common stock may be purchased at a discount, not to exceed 15 percent, which is to be fixed by the Board of Directors.

In 2003, 25,234 shares of common stock were purchased under the plan. The Board of Directors has the right to amend or terminate the plan at any time. However, no amendment or termination may adversely affect purchase rights previously granted, unless the Board of Directors determines that the termination of the plan is in the best interests of the Company and its shareowners. In this situation, the Board of Directors may terminate an offering period under the plan on the last day of the offering period even though it may adversely affect purchase rights.

----------------------------------------------------------------------------
RETIREMENT PLANS
----------------------------------------------------------------------------

Retirement Plan

The Company maintains a noncontributory, defined benefit retirement plan which covers all full-time associates and part-time associates with 1,000 hours of service annually who are employed by the Company and its subsidiaries. The following table shows the annual retirement benefits payable under the retirement plan to associates based on the stated compensation and years of service, assuming the participant was born in 1955 or later, all service is after 1988, and retirement is at the age of 65.


                                     Years of Accredited Service
      Compensation               10 Years     20 Years      30 Years
      $  10,000	                  $  1,900     $  3,800     $   5,700
         20,000	                     3,800        7,600        11,400
         30,000	                     5,900       11,900        17,800
         40,000	                     8,200       16,400        24,600
         50,000	                    10,500       21,000        31,500
         60,000	                    12,800       25,500        38,300
         70,000	                    15,000       30,100        45,100
         80,000	                    17,300       34,700        52,000
         90,000	                    19,600       39,200        58,800
        100,000	                    21,900       43,800        65,700
        150,000	                    33,300       66,600        99,900
        200,000	                    44,700       89,400       134,100
        205,000	                    45,800       91,700       137,500


Benefits for retirement plan purposes are calculated based upon the average monthly compensation for the highest five consecutive years in the last 10 years of employment. The Company's retirement plan also provides pre-retirement disability and death benefits. The benefits are not subject to any deduction for Social Security or other offset amounts. For 2004, the maximum annual compensation recognized for benefit purposes is $205,000, and the maximum annual benefit permitted under IRS regulations is $165,000.

As of December 31, 2003, the applicable compensation levels and accredited service for determination of pension benefits for the named executive officers would have been:

                                    Compensation    Accredited Service
              Thomas A. Barron        $571,871              29
              William G. Smith, Jr.   $606,207              25
              J. Kimbrough Davis      $311,825              22

Benefits are equal to the adjusted accrued benefits as of December 31, 1988, computed in accordance with a prior formula, plus a percentage of average monthly compensation for each year of service after 1988. Employees with service prior to 1989 or born prior to 1955 will have different benefits from those shown above, depending upon their year of birth, years of service prior to 1989, and compensation level. No single table is possible for these employees due to the multiple variables involved.

Supplemental Employee Retirement Plan

Effective January 1, 1996, the Board of Directors of the Company implemented a supplemental employee retirement plan covering William G. Smith, Jr. and Thomas A. Barron. In 2001, the Board extended the coverage of this plan to
J. Kimbrough Davis. This plan is designed to restore a portion of the benefits Messrs. Smith, Barron, and Davis would otherwise receive under the Retirement Plan if these benefits were not limited by the tax laws. Participants under the Retirement Plan receive benefits determined by a formula that is based on average monthly compensation. Due to the tax law limitations, the relative benefits payable to Messrs. Smith, Barron, and Davis are significantly less than those of other Retirement Plan participants. The supplemental plan provides additional benefits, which, when combined with benefits payable under the Retirement Plan, approximate 60 percent of average monthly compensation, which more closely aligns the benefits payable to Messrs. Smith, Barron, and Davis with those of other Retirement Plan participants. The Supplemental Plan is not a qualified plan under the tax laws. The Company has no obligation to fund the supplemental plan but accrues for its anticipated obligations under the supplemental plan on an annual basis.

401(k) Profit Sharing Plan

On October 1, 1997, the Company adopted a 401(k) plan. The purpose of the 401(k) plan is to serve as a supplementary retirement plan for employees who are eligible to participate. It is primarily intended to provide a convenient program of regular savings and investment for eligible employees. The Retirement Committee of the Company presently administers the 401(k) plan. Capital City Trust Company, an indirect wholly-owned subsidiary of the Company, serves as trustee of the trust fund into which funds contributed under the 401(k) plan and the earnings under the 401(k) plan are held. One investment option provided by the 401(k) plan is a fund of the Company's common stock. Up to 50,000 shares of common stock may be purchased under the 401(k) plan. During fiscal year 2003, no shares of common stock were issued under the 401(k) plan, but plan participants made open market purchases in the amount of 3,396 shares. Purchases of the Company's common stock under this plan are voluntary, and the Company does not restrict the sale of its common stock under the 401(k) plan. In 2003, the Company began making matching cash contributions of up to 6% of the participant's compensation for qualifying associates whose employment commenced after January 1, 2003.

----------------------------------------------------------------------------
FIVE-YEAR PERFORMANCE GRAPH
----------------------------------------------------------------------------

This performance graph compares the cumulative total shareholder return on the Company's common stock with the NASDAQ - Total US and the NASDAQ Bank Index for the past five years. The graph assumes that $100 was invested on December 31, 1998 in the Company's common stock and each of the above indices, and that dividends are reinvested. The shareholder return shown below for the five-year historical period may not be indicative of future performance.


[Omitted Stock Performance Graph is represented by the following table.]





                                                            Period Ending
Index                                 12/31/98  12/31/99  12/31/00  12/31/01  12/31/02  12/31/03
------------------------------------------------------------------------------------------------
Capital City Bank Group, Inc.          100.00     79.75     94.52     93.02    156.34    233.50
NASDAQ - Total US                      100.00    185.95    113.19     89.65     61.67     92.90
NASDAQ Bank Index*                     100.00     96.15    109.84    118.92    121.74    156.62
SNL $1B-$5B Bank Index                 100.00     91.91    104.29    126.72    146.28    198.92


* Source:  CRSP, Center for Research in Security Prices, Graduate School of Business,
  The University of Chicago 2004.
  Used with permission.  All rights reserved.  crsp.com.


----------------------------------------------------------------------------
APPROVAL OF 2005 ASSOCIATE INCENTIVE PLAN
----------------------------------------------------------------------------

ITEM NO. 2
----------

APPROVAL OF 2005 ASSOCIATE INCENTIVE PLAN
-----------------------------------------

On March 18, 2004, the Board of Directors adopted the Capital City Bank Group, Inc. 2005 Associate Incentive Plan (the "Incentive Plan"), subject to shareowner approval at the 2004 Annual Meeting of Shareowners. If the shareowners approve the Incentive Plan, then its effective date will be January 1, 2005. The full text of the Incentive Plan is attached as Exhibit C to this Proxy Statement. The following summary of the major provisions of the Incentive Plan is qualified, in its entirety, by reference to the Incentive Plan as set forth in Exhibit C.

Purpose and Administration

Pursuant to the Incentive Plan, key employees of the Company, who have been selected as participants, are eligible to receive awards of various forms of equity-based incentive compensation, including stock options, stock appreciation rights, restricted stock awards, performance units and phantom stock, and awards consisting of combinations of such incentives. The Incentive Plan is administered by a committee of the Board of Directors (the "Incentive Plan Committee"). The Plan provides that, to the extent required by Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, the Incentive Plan Committee shall be comprised solely of two or more non-employee Directors, as defined in Rule 16b-3(b)(3) under the Securities Exchange Act. The Incentive Plan Committee shall have the authority, subject to the provisions of the Incentive Plan, to establish, adopt or revise such rules and regulations and to make all such determinations relating to the Incentive Plan as it may deem necessary or advisable for the administration of the Incentive Plan.

Subject to the provisions of the Incentive Plan, the Incentive Plan Committee has sole discretionary authority to interpret the Incentive Plan and to determine the type of awards to grant, when, if, and to whom awards are granted, the number of shares covered by each award and the terms and conditions of the award. The term of the Incentive Plan is 10 years from the effective date, after which no further securities may be granted thereunder.

Options granted under the Incentive Plan may be incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, or nonqualified stock options ("NQSOs"). The exercise price of the options is determined by the Incentive Plan Committee when the options are granted, subject to a minimum price in the case of incentive stock options of the fair market value of the common stock on the date of grant and a minimum price in the case of NQSOs of the par value of the common stock. In the discretion of the Incentive Plan Committee, the option exercise price may be paid in cash or in shares of stock or other property having a fair market value on the date of exercise equal to the option exercise price, or by delivering to the Company a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the exercise price.

A stock appreciation right granted under the Incentive Plan as an alternative or a supplement to a related stock option will entitle its holder to be paid an amount equal to the fair market value of the common stock subject to the stock appreciation right as of an appreciation date selected by the holder of the stock appreciation right, less the exercise price of the related stock option, if any, or such other price as the Incentive Plan Committee may determine at the time of the grant of the stock appreciation right (which may not be less than the fair market value of one (1) share of common stock on the date of grant).

Restricted stock will be issued to the recipient at the time the award is granted, but will be subject to forfeiture in the event continued employment and/or other restrictions and conditions established by the Incentive Plan Committee at the time the award is granted are not satisfied.

A performance share or phantom stock award will provide for the future payment of cash or the issuance of shares of common stock to the recipient if continued employment or other performance objectives established by the Incentive Plan Committee at the time of grant are attained. Performance share awards may, in the discretion of the Incentive Plan Committee, be settled in cash, on each date on which shares of common stock covered by the awards would otherwise have been delivered or become unrestricted, in an amount equal to the fair market value of such shares on such date.

The Incentive Plan also provides that in the event of a change in control, any incentive stock options, NQSOs or stock appreciation rights granted to a participant shall become immediately exercisable with respect to all of the shares subject to such options or stock appreciation rights. Moreover, as to any phantom stock units or other restricted stock awarded under the Incentive Plan, the period in which certain transferability and other restrictions, as set forth in the Incentive Plan, apply shall expire immediately with respect to all of the phantom stock units or shares of restricted stock. The exercise of incentive stock options following a change in control will be subject to a $100,000 limitation under the Incentive Plan or any other similar plan of the Company.

The Company has limited the aggregate number of shares of common stock to be awarded under the Incentive Plan to 700,000 shares. However, unless the Incentive Plan Committee specifically determined otherwise, the maximum number of shares available under the Incentive Stock Plan and the awards granted under the Incentive Stock Plan will be subject to appropriate adjustment in the case of any stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, exchanges or other changes in capitalization affecting the common stock.

Federal Income Tax Consequences

The following discussion summarizes the material federal income tax consequences of participation in the Incentive Plan. This discussion is general in nature and does not address issues related to the tax circumstances of any particular employee. The discussion is based on federal income tax laws in effect on the date hereof and is, therefore, subject to possible future changes in law. This discussion does not address state, local, or foreign tax consequences.

The following does not purport to be a complete description of the federal income tax aspects of the incentive stock options, NQSOs, stock appreciation rights, performance shares, restricted stock or phantom stock units granted under the Incentive Plan, and each participant in the Incentive Plan should consult his or her own tax advisor. The Incentive Plan is not a qualified plan within the meaning of Section 401(a) of the Internal Revenue Code.

Incentive Stock Options

Under Section 422 of the Internal Revenue Code, an employee of the Company or any of its subsidiaries will not recognize any taxable income at the time of the grant of an incentive stock option under the Incentive Plan. Similarly, participants will not recognize any taxable income on the exercise of an incentive stock option granted under the Incentive Plan if the option price is paid in cash or common stock of the same class as that being purchased. If the Incentive Plan Committee authorizes, and a participant elects, to pay the option price with appreciated property other than common stock, the participant would recognize taxable income to the extent the fair market value of such property exceeds the participant's basis in such appreciated property. The amount by which the fair market value of common stock acquired upon exercise of an incentive stock option exceeds the option price will constitute an item of adjustment for purposes of computing alternative minimum taxable income.

The tax treatment of the disposition of common stock acquired by exercise of an incentive stock option depends upon whether the participant disposes of such common stock within the statutory holding period for incentive stock option stock. The holding period for incentive stock option stock is the later of two years from the date of the grant of the incentive stock option or one year from the exercise of such option. If a participant disposes of incentive stock option stock after the close of the statutory holding period, he or she will recognize capital gain income equal to the difference between the amount received on such disposition and his or her basis in the transferred common stock. A participant's basis in common stock acquired by exercise of an incentive stock option is generally equal to the option price.

If a participant disposes of common stock acquired by exercise of an incentive stock option within the statutory holding period, a so-called "disqualifying disposition," the participant will recognize ordinary income equal to the difference between the option price and the fair market value of the common stock as of the date an incentive stock option was exercised. Ordinary income recognized on a disqualifying disposition is added to a participant's basis in the common stock and amounts realized on the disposition in excess of such sum will be recognized as capital gain income.

The Company will be entitled to a deduction for compensation with respect to an incentive stock option only if and when a participant recognizes ordinary income from a disqualifying disposition.

Nonqualified Stock Options

The grant of an NQSO will have no immediate tax consequences to the Company or the participant. Common stock received on the exercise of an NQSO which is either transferable or not subject to a substantial risk of forfeiture will cause the participant to recognize ordinary income at the time of exercise equal to the excess, if any, of the fair market value of the stock at the time of exercise (determined without regard to any restriction other than a restriction that by its terms will never lapse) over the exercise price for such common stock. The holding period of common stock received on the exercise of a NQSO will commence as of the date of exercise. Except as provided below, it is not contemplated that the Company will issue or deliver common stock that is nontransferable or subject to a substantial risk of forfeiture.

Where ordinary income is recognized by a participant in connection with common stock received on the exercise of an NQSO the Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. The Company will be entitled to the deduction in the taxable year that includes the last day of the participant's taxable year in which he or she recognizes such income. The Company is entitled to the deduction only if and to the extent the Company withholds tax from the participant's award corresponding to the ordinary income recognized by the participant upon exercise of an NQSO. The Incentive Plan Committee may permit a participant to elect to have a portion of the common stock deliverable upon exercise of an option withheld to provide for payment of such withholding tax. Otherwise, withholding taxes will be payable in cash at the time of exercise. A participant's basis in common stock acquired by exercise of an NQSO is generally equal to the option price plus the compensation income recognized upon exercise.

Stock Appreciation Rights

A stock appreciation right is a contractual right which entitles a participant to an amount equal to the excess, if any, of the fair market value of one share of common stock on the appreciation date over the option price, in the case of a stock appreciation right granted in connection with an option, or the fair market value of one share of common stock on the date of grant, in the case of a stock appreciation right granted independent of an option. The Company may pay such excess in cash, in shares of common stock valued at fair market value, or any combination thereof. Fractional shares will be paid in cash. Stock appreciation rights may become exercisable in accordance with a vesting schedule as determined by the Incentive Plan Committee.

The grant of a stock appreciation right will have no immediate tax consequences to the participant or the Company. If cash is given upon exercise of a stock appreciation right, the award will be treated as additional compensation income to the participant upon receipt. If the Company issues common stock upon the exercise of a stock appreciation right and such common stock is either transferable or not subject to a substantial risk of forfeiture, the participant will recognize compensation income upon receipt equal to the fair market value of the common stock. It is not contemplated that the Company will, upon the exercise of a stock appreciation right, issue or deliver common stock that is nontransferable or subject to a substantial risk of forfeiture.

Where ordinary income is recognized by a participant in connection with the exercise of a stock appreciation right, the Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. The Company will be entitled to the deduction in the taxable year that includes the last day of the participant's taxable year in which he or she recognizes income from the exercise of a stock appreciation right. If the Company issues common stock upon the exercise of a stock appreciation right, the Incentive Plan Committee may permit a participant to elect to have a portion of the common stock deliverable upon exercise of an option withheld to provide for payment of such withholding tax. Otherwise, withholding taxes will be payable in cash at the time of exercise.

The holding period for determining whether capital gain or loss on the subsequent sale or exchange of the common stock awarded upon exercise of a stock appreciation right is long-term or short-term capital gain or loss will commence at the date of exercise.

Performance Shares

Performance shares may be awarded to participants based upon the degree to which certain objective performance goals, as established by the Incentive Plan Committee, are attained. The amount earned with respect to an award of performance shares will usually be payable in common stock based upon the fair market value of such stock on the valuation date. The Incentive Plan Committee may, however, vary the composition of a performance share award at its discretion.

If a performance share award is paid in cash, the award will be treated as additional compensation income to the participant upon receipt. If the Company issues common stock in payment of a performance share award and such common stock is either transferable or not subject to a substantial risk of forfeiture, the participant will recognize compensation income upon receipt of the common stock equal to the fair market value of the common stock. It is not contemplated that the Company will, upon payment of a performance share award, issue common stock that is nontransferable or subject to a substantial risk of forfeiture.

The Company will be entitled to a deduction in an amount equal to the performance share award in the taxable year that includes the last day of the participant's taxable year in which he or she recognizes income from the receipt of a performance share award. If the Company issues common stock in payment of a performance share award, the Incentive Plan Committee may permit a participant to elect to have a portion of the common stock withheld to provide for payment of such withholding tax. Otherwise, withholding taxes will be payable in cash at the time the performance shares are awarded.

The holding period for determining whether capital gain or loss on the subsequent sale or exchange of common stock received as a performance share award is long-term or short-term capital gain or loss will commence at the date of issue.

Restricted Stock Awards

The Company may grant participants awards of restricted stock and establish the periods of restriction applicable thereto. Restricted stock will be nontransferable and subject to forfeiture upon termination of employment for any reason prior to the date such awards become vested in accordance with their terms. Participants will be entitled to dividends payable with respect to restricted stock, even during the restricted period, without risk of forfeiture although the Company may withhold payment of the dividends until the expiration of the restricted period. Any dividends on restricted stock so withheld may accrue interest at a rate and subject to such terms as determined by the Incentive Plan Committee. The purchase price of restricted stock will be an amount equal to the aggregate par value of such shares and will be payable within 60 days following the making of the award.

Participants will recognize compensation income equal to dividends payable with respect to restricted stock during the restricted period. Dividends payable with respect to restricted stock following expiration of the restricted period shall be recognized as ordinary dividend income. Participants will recognize compensation income in an amount equal to the excess of the fair market value of restricted stock awarded to a participant over the amount paid, if any, for such shares as and when the restricted stock becomes either freely transferable or free of any risk of forfeiture.

The Company will be entitled to a deduction in an amount equal to the amount recognized as compensation income by a participant in the taxable year that includes the last day of the participant's taxable year in which he or she recognizes income from the receipt of the receipt of restricted stock. The Incentive Plan Committee may permit a participant to elect to have a portion of the restricted stock withheld to provide for payment of such withholding tax. Otherwise, withholding taxes will be payable in cash at the time the restricted stock is included in a participant's income.

Phantom Stock Units

The Company may issue participants phantom stock unit awards upon terms and conditions established by the Incentive Plan Committee from time to time. A phantom stock unit entitles the holder of such a unit to a hypothetical equivalent of one share of common stock granted in connection with an Incentive Plan award or deferred performance share award. Phantom stock unit awards will be nontransferable and subject to forfeiture if employment is terminated for any reason before such awards become vested in accordance with their terms. The Incentive Plan

Committee, in its sole discretion, shall determine whether dividends payable with respect to phantom stock units during the restricted period will be withheld by the Company and subject to forfeiture in accordance with the vesting schedule generally applicable to phantom stock units. Upon expiration of the restricted period with respect to any phantom stock units covered by a phantom stock unit award, the Company shall deliver to the participant or his beneficiary, without charge, one share of common stock for each phantom stock unit which has not then been forfeited and cash equal to any dividend equivalents credited with respect to such vested unit and interest, if any, thereon.

The award of a phantom stock unit, and the crediting of forfeitable dividend equivalents and interest thereon, will have no immediate tax consequences to the participant or the Company. The delivery of common stock, dividend equivalents and interest thereon with respect to fully vested phantom stock units will generate taxable compensation income to a participant in an amount equal to the fair market value of the common stock, if the stock is either freely transferable or not subject to a risk of forfeiture, and the cash, if any, awarded to the participant. It is not contemplated that the Company will issue or deliver stock that is nontransferable or subject to a substantial risk of forfeiture.

The Company will be entitled to a deduction in an amount equal to the amount recognized as compensation income by a participant in the taxable year that includes the last day of the participant's taxable year in which he or she recognizes income from the receipt of common stock and cash for fully vested phantom stock units. The Incentive Plan Committee may permit a participant to elect to have a portion of the common stock withheld to provide for payment of such withholding tax. Otherwise, withholding taxes will be payable in cash at the time the award is included in a participant's income.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" during its taxable year to the extent that such compensation exceeds $1,000,000. "Covered employees" are a company's chief executive officer on the last day of the taxable year and any other individual whose compensation is required to be reported to stockholders in the Company's proxy statement under the Securities Exchange Act by reason of such employee being among the four highest compensated officers for the taxable year (other than the chief executive officer). Compensation paid under certain qualified performance-based compensation arrangements, which (among other things) provide for compensation based on pre-established performance goals established by a compensation committee that is comprised solely of two or more "outside directors," is not considered in determining whether a "covered employee's" compensation exceeds $1,000,000. It is intended that certain awards under the Incentive Plan will satisfy these requirements so that the income recognized in connection with awards will not be included in a "covered employee's" compensation for the purpose of determining whether such individual's compensation exceeds $1,000,000.

The Incentive Plan must be approved by a majority of the votes represented in person or by written proxy and voted at the Annual Meeting of Shareowners.

The Board of Directors unanimously recommends a vote "FOR" approval of the 2005 Associate Incentive Plan.

----------------------------------------------------------------------------
APPROVAL OF 2005 ASSOCIATE STOCK PURCHASE PLAN
----------------------------------------------------------------------------

ITEM NO. 3
----------

APPROVAL OF 2005 ASSOCIATE STOCK PURCHASE PLAN
----------------------------------------------

On March 18, 2004, the Board of Directors adopted the Capital City Bank Group, Inc. 2005 Associate Stock Purchase Plan (the "Associate Stock Plan"), subject to shareowner approval at the 2004 Annual Meeting of Shareowners.
If the shareowners approve the Associate Stock Plan, then its effective date will be January 1, 2005. The full text of the Associate Stock Plan is attached as Exhibit D to this Proxy Statement. The following summary of the major provisions of the Associate Stock Plan is qualified, in its entirety, by reference to the Associate Stock Plan as set forth in Exhibit D.

Purpose

The purpose of the Associate Stock Plan is to provide associates of the Company and its designated subsidiaries with an opportunity to purchase common stock of the Company through accumulated payroll deductions or other contributions. It is the intention of the Company to have the Associate Stock Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code. The provisions of the Associate Stock Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Internal Revenue Code. Under the Associate Stock Plan, the Company will sell shares to participants at a price equal to 90% of the fair market value of the common stock at the beginning or end of a subscription period, whichever is less. The committee appointed by the Board in accordance with the Associate Stock Plan (the "Associate Plan Committee") has the discretion to change the purchase price, subject to IRS limitation.

The Board of Directors believes that the Associate Stock Plan will encourage broader stock ownership by associates of the Company and thereby provide an incentive for non-executive associates to contribute to the profitability and success of the Company. In particular, the Board intends the Associate Stock Plan to offer a convenient means for such associates who might not otherwise own common stock in the Company to purchase and hold common stock, and that the discounted sale feature of the Associate Stock Plan provides a meaningful inducement to participate. The Board believes that associates' continuing economic interest, as shareowners, in the performance and success of the Company will enhance the entrepreneurial spirit of the Company, which can greatly contribute to the long-term growth and profitability of the Company.

Administration

The Board shall appoint the Associate Plan Committee to administer the Associate Stock Plan. The Associate Stock Plan provides that, to the extent required by Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act, the Associate Plan Committee shall be comprised solely of two or more non-employee Directors, as defined in Rule 16b-3(b)(3) under the Securities Exchange Act. Although members of the Board (who are also "associates" of the Company) are allowed to participate in the Associate Stock Plan, no member of the Associate Plan Committee may participate in the Associate Stock Plan, and members of the Board of Directors who are eligible to participate in the Associate Stock Plan may not vote on any matter affecting the administration of the Associate Stock Plan or the grant of any option pursuant to the Associate Stock Plan.

Subject to the Associate Stock Plan's terms and conditions, the Associate Plan Committee shall have full and discretionary authority to construe, interpret, and apply the terms of the Associate Stock Plan, to determine eligibility and to adjudicate all disputed claims filed under the Associate Stock Plan. Every finding, decision, and determination made by the Associate Plan Committee shall, to the full extent permitted by law, be final and binding upon all parties.

Shares Subject to Associate Stock Plan

Under the terms of the Associate Stock Plan, the shares of the Company's common stock purchased by participants will be purchased directly from the Company. The maximum number of shares of common stock which shall be made available under the Associate Stock Plan shall be 475,000 shares. However, unless the Associate Plan Committee specifically determined otherwise, the maximum number of shares available under the Associate Stock Plan may be subject to appropriate adjustment in the case of any extraordinary dividend or other distribution, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affecting the common stock. Shares purchased from the Company will be either authorized but unissued shares.

Stock Option Rights

Any associate of the Company will be eligible to participate in the Associate Stock Plan, except any associate who owns 5 percent or more of the total combined voting power or value of all outstanding shares of all classes of securities of the Company or any subsidiary.

An eligible associate may enroll for any six-month offering period, commencing January 1 and July 1 of each year, by filing an enrollment form with the Company at least fifteen (15) business days prior to the commencement of the offering period. If the Associate Stock Plan is approved by the Company's shareowners at the 2004 Annual Meeting, the initial subscription period will begin on or after January 1, 2005. After initial enrollment in the Associate Stock Plan, the associate will be automatically re-enrolled in the Associate Stock Plan for subsequent subscription periods unless he or she files a notice of withdrawal before such subscription period begins, terminates employment, or otherwise becomes ineligible to participate.

Upon enrollment in the Associate Stock Plan, the associate must elect a rate at which he or she will make payroll contributions for the purchase of common stock. An associate generally may elect to make contributions in an amount expressed as whole percentage of such associate's earnings or as a fixed dollar amount per pay period, although an associate's contributions will be adjusted downward or refunded to the extent necessary to ensure that he or she will not purchase during any offering period common stock that has a fair market value, as of the beginning of the offering period, in excess of $25,000 per year. All associate contributions will be made by means of direct payroll deduction or, if permitted by the Associate Plan Committee, by supplemental contribution. The contribution rate elected by a participant will continue in effect until modified by the participant. The contributions of an associate will be credited to an account maintained by the Company on behalf of such associate.

Pursuant to the above method, shares of the Company's common stock will be purchased from the Company on a given purchase date in the aggregate for all accounts under the Associate

Stock Plan. Shares purchased will be credited to the accounts maintained under the Associate Stock Plan for each participant based upon the average cost of all shares purchased. No interest will be credited on contributions pending investment in common stock. Participants will have the exclusive right to vote or direct the voting of shares credited to their accounts, and will be permitted to withdraw, transfer, or sell their shares without restriction. Participants' rights under the Associate Stock Plan are nontransferable except pursuant to the laws of descent and distribution.

Costs and Expenses

The Company will pay costs and expenses incurred in the administration of the Associate Stock Plan and maintenance of accounts. The Company will not pay brokerage fees and expenses relating to sales by participants, and participants may be charged reasonable fees for withdrawals of share certificates and other specified services. The Company will be responsible for furnishing account statements to participants.

Amendment or Termination

A participant's enrollment in the Associate Stock Plan may be terminated at any time, effective for payroll periods or subscription periods beginning after the filing of a notice of termination of enrollment. Enrollment will also terminate upon termination of a participant's employment by the Company and its subsidiaries. Upon termination of enrollment, cash amounts resulting from previous contributions will be repaid to the participant. A participant may reduce contributions to the Associate Stock Plan for future offering periods without thereby terminating enrollment.

Shareowner approval must be sought for changes that require shareowner approval under Section 423 of the Internal Revenue Code. With certain exceptions, no amendment may be made that would change any option previously granted if such a change would adversely affect any participant.

The Associate Plan Committee shall have the right to terminate the Associate Stock Plan at any time, provided that without the consent of an affected participant no such termination may adversely affect options previously granted, except that an offering period may be terminated by the Associate Plan Committee on any exercise date if the Associate Plan Committee determines that the termination of the Associate Stock Plan is in the best interests of the Company and its stockholders.

Federal Income Tax Consequences

Under current law, the Company believes that the following federal income tax consequences would generally result under the Associate Stock Plan. Rights to purchase shares under the Associate Stock Plan are intended to constitute "options" issued pursuant to an "Employee Stock Purchase Plan" within the meaning of Section 423 of the Internal Revenue Code:

     (1) No taxable income results to the participants upon the grant of an option to purchase or upon the purchase of shares for his or her account under the Associate Stock Plan (although the amount of a participant's contributions under the Associate Stock Plan will be taxable as ordinary income to the participant).

     (2) If the participant disposes of shares less than two years after the first day of a subscription period with respect to which he or she purchased the shares, or within one year after the date of purchase, then at that time the participant will realize ordinary income in an amount equal to the fair market value of the shares on the date of purchase minus the purchase price of the shares.

     (3) If the participant holds the shares for at least two years after the first day of an offering period with respect to which he or she purchased the shares, or within one year after the date of purchase, then at the time the participant disposes of the shares he or she will realize ordinary income in an amount equal to the lesser of (i) the fair market value of the shares on the first day of the offering period minus the purchase price of the shares; or (ii) the fair market value of the shares on the date of disposition minus the purchase price of the shares.

     (4) In addition, the participant will realize a long-term or short-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized upon any sale of the common stock and the participant's basis in the common stock (i.e., the purchase price plus the amount, if any, taxed to the participant as ordinary income, as described in (2) and (3) above).

     (5) If the statutory holding period described in (2) and (3) above is satisfied, the Company will not receive any deduction for federal income tax purposes with respect to any discount in the sale price of common stock applicable to such participant. If such statutory holding period is not satisfied, the Company generally should be entitled to a tax deduction in an amount equal to the amount taxed to the participant as ordinary income.

The foregoing provides only a general description of the application of federal income tax laws to the Associate Stock Plan. The summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws. Because of the complexities of the tax laws, participants are encouraged to consult a tax advisor regarding their individual circumstances.

The Associate Stock Plan must be approved by a majority of the votes represented in person or by written proxy and voted at the Annual Meeting of Shareowners.

The Board of Directors unanimously recommends a vote "FOR" approval of the 2005 Associate Stock Purchase Plan.

----------------------------------------------------------------------------
APPROVAL OF 2005 DIRECTOR STOCK PURCHASE PLAN
----------------------------------------------------------------------------

ITEM NO. 4
----------

APPROVAL OF 2005 DIRECTOR STOCK PURCHASE PLAN
---------------------------------------------

On March 18, 2004, the Board of Directors adopted the Capital City Bank Group, Inc. 2005 Director Stock Purchase Plan (the "Director Stock Plan"), subject to shareowner approval at the 2004 Annual Meeting of Shareowners. The full text of the Director Stock Plan is attached as Exhibit E to this Proxy Statement. The following summary of the major provisions of the Director Stock Plan is qualified, in its entirety, by reference to the Director Stock Plan as set forth in Exhibit E.

Purpose

The purpose of the Director Stock Plan is to provide certain eligible directors of the Company and its designated subsidiaries with the ability to apply all or a portion of their annual retainer and monthly fees received from serving as directors to purchase common stock of the Company at a ten percent (10%) discount from fair market value. The committee appointed by the Board in accordance with the Director Stock Plan (the "Director Plan Committee") has the discretion to change the purchase price, subject to IRS limitation.

The Board believes that the Director Stock Plan will encourage increased common stock ownership by the eligible directors, thereby promoting long-term shareowner value by strengthening the directors' commitment to the welfare of the Company.

Administration

The Director Plan Committee will administer the Director Stock Plan. The Director Stock Plan provides that to the extent required by Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act, the Director Plan Committee shall be comprised solely of two or more non-employee Directors, as defined in Rule 16b-3(b)(3) under the Securities Exchange Act.

Subject to the Director Stock Plan's terms and conditions, the Director Plan Committee shall have the authority to establish, adopt, or revise such rules and regulations and to make all determinations relating to the administration of the Director Stock Plan. The Director Plan Committee's decisions with respect to the Director Stock Plan are final and binding upon all parties.

Shares Subject to Director Stock Plan

Under the terms of the Director Stock Plan, the shares of the Company's common stock purchased by participants will be purchased directly from the Company. The maximum number of shares of common stock available under the Director Stock Plan is 75,000 shares. However, unless the Director Plan Committee specifically determines otherwise, the aggregate number of shares of common stock available under the Director Stock Plan shall be subject to appropriate adjustment in the case of any extraordinary dividend or other distribution, recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affecting the common stock. Shares purchased from the Company will be either authorized but unissued shares.

Stock Purchase Rights

Members of the Board of Directors of the Company (including community directors) or its subsidiaries who receive annual retainers, monthly fees or committee meeting fees for serving as directors are eligible to participate in the Director Stock Plan. Under the Director Stock Plan, a director may purchase common stock in one of two ways. Under the first method (Option
A), during the first fifteen (15) days of each calendar year (beginning on January 1), a director may elect in writing to have all or a portion of his director fees earned in the preceding year applied to the purchase of common stock. The purchase price per share for such common stock is currently 90% of the common stock's fair market value on the purchase date.

Under the second method (Option B), during the month of December, a director may elect to have all, one-half, or none of his director fees to be earned in the upcoming calendar year applied to the purchase of common stock.
Under the second method, the purchase price per share for common stock is currently 90% of the common stock's fair market value determined on the last trading day of the month in which each Board or committee meeting occurred. The purchased stock is issued at such intervals as determined by the Director Plan Committee from time to time.

Amendment or Termination

The Director Plan Committee may generally amend any provision of the Director Stock Plan, provided that the Director Plan Committee may not materially amend the Director Stock Plan without shareowner approval. A material amendment includes (but is not limited to): materially increasing the number of shares of common stock to be issued under the Director Stock Plan (other than a recapitalization adjustment or an adjustment to reflect a change in applicable law); materially increasing benefits to participants; materially increasing the class of persons eligible to participate in the Director Stock Plan; or expanding the types of awards provided under the Director Stock Plan. With certain exceptions, no amendment in the Director Stock Plan may be made that would adversely affect any participant, without the consent of such participant.

The Director Plan Committee shall have the right to terminate the Director Stock Plan at any time, provided that, without the consent of an affected participant, such termination may not adversely affect a participant in the plan.

Federal Income Tax Consequences

The following discussion summarizes the material federal income tax consequences of participation in the Director Stock Plan. This discussion is general in nature and does not address issues related to the tax circumstances of any particular director. The discussion is based on federal income tax laws in effect on the date hereof and is, therefore, subject to possible future changes in law. This discussion does not address state, local or foreign tax consequences.

Under current law, the Company believes that the following federal income tax consequences would generally result under the Director Stock Plan. A director would generally include in his gross income any director fees received in connection with his directorship in the year such fee is paid. In addition, upon the purchase of the common stock at a discount under the Director Stock Plan, the director would recognize ordinary income in an amount equal to the excess of the fair market value of the common stock at the time of purchase over the amount the director pays for the common stock. The director's basis in the acquired common stock would equal the amount he paid for such stock plus any income he recognized upon such acquisition. Where ordinary income is recognized by a participant in connection with acquisition of common stock purchased under the Director Stock Plan, the Company would be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

The Director Stock Plan must be approved by a majority of the votes represented in person or by written proxy and voted at the Annual Meeting of Shareowners.

The Board of Directors unanimously recommends a vote "FOR" approval of the 2005 Director Stock Purchase Plan.

----------------------------------------------------------------------------
RATIFICATION OF AUDITORS
----------------------------------------------------------------------------

ITEM NO. 5
----------

RATIFICATION OF AUDITORS
------------------------

The Audit Committee appointed KPMG LLP, independent certified public accountants, as the Company's independent auditors for the fiscal year ending December 31, 2004. KPMG LLP has served as the Company's independent auditors since the 2002 fiscal year.

With respect to fiscal year 2004, KPMG LLP will audit the Company's consolidated financial statements, provide limited reviews of quarterly reports, and perform services related to filings with the Securities and Exchange Commission and other non-audit related services.

Changes in Principal Accountants
--------------------------------

On May 29, 2002, the Board, on the recommendation of its Audit Committee, decided to no longer engage Arthur Andersen LLP as the Company's independent public accountants and to engage KPMG LLP to serve as the Company's independent public accountants for the fiscal year 2002, as reported on Form 8-K, dated May 31, 2002.

For each of the years ended December 31, 2001, 2000 and 1999, Arthur Andersen LLP's reports on the Company's consolidated financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2001 and 2000 and through May 29, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for these years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2001 and 2000 and through May 29, 2002, the Company did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company requested Arthur Andersen LLP to furnish a letter addressed to the SEC stating whether Arthur Andersen LLP agrees with the Company's statements above. A copy of this letter addressed to the SEC, dated May 29, 2002, is filed as an exhibit to the Form 8-K filed by the Company on May 31, 2002.

Fees Paid to Principal Accountants
----------------------------------

The following table presents fees for professional services rendered by KPMG LLP for the audit of the Company's annual financial statements for 2003 and 2002, and fees billed for other services rendered by KPMG LLP.

                                         2002               2003
                                     ------------       ------------
Audit Fees <F1>                        $ 187,400          $ 208,500
Audit-Related Fees <F2>                   30,500             22,000
Tax Fees <F3>                             66,700            341,366
All Other Fees <F4>                            -                  -
                                     ------------       ------------
Total                                  $ 284,600          $ 571,866
                                     ============       ============

<F1>  Audit Fees - Audit fees billed to the Company by KPMG LLP for auditing the Company's annual financial statements and reviewing the financial statements included in the Company's Quarterly Reports on Form 10-Q, and internal control attest services.

<F2>  Audit-Related Fees - Audit-related fees billed to the Company by KPMG
      LLP include fees related to the audit of the Company's employee benefit plans, and test services not required by statue or regulations (FHLB and USAP).

<F3>  Tax Fees - Tax fees billed to the Company by KPMG LLP include fees related to the preparation of the Company's original and amended tax returns and claims for refunds. In 2003, the tax fees represent $53,508 for tax compliance and preparation and $287,858 for tax planning and consultation.

<F4>  All Other Fees - All other fees billed to the Company by KPMG LLP include fees related to the design of the Company's employee benefit plans and accounting consultations.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is generally provided for up to 12 months from the date of pre-approval and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee may delegate pre-approval authority to one or more of its members when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval policy, and the fees for the services performed to date.

The Audit Committee has determined that the non-audit services provided by KPMG LLP during the fiscal year ended December 31, 2003 were compatible with maintaining their independence.

Since May 6, 2003, the effective date of Securities and Exchange Commission rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of KPMG LLP was approved in advance by the

Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the Commission's rules.

Ratification of KPMG LLP
------------------------

Shareowner ratification of the selection of KPMG LLP as the Company's independent public accountants is not required by the Company's By-Laws or other applicable legal requirement. However, the Board is submitting the selection of KPMG LLP to the shareowners for ratification as a matter of good corporate practice. If the shareowners fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm.
Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareowners.

Representatives of KPMG LLP will be present at the meeting to respond to appropriate questions and to make any statements as they may desire.

The proposal to ratify KPMG LLP as independent auditors will be approved if the votes cast by the shareowners present, or represented, at the meeting and entitled to vote on the matter favoring this proposal exceed the votes cast in opposition to the proposal.

The Board of Directors unanimously recommends a vote "FOR" approval ratification of the appointment of KPMG LLP.

----------------------------------------------------------------------------
ANNUAL REPORT
----------------------------------------------------------------------------

The Company has filed an annual report for the fiscal year ended December 31, 2003 on Form 10-K with the Securities and Exchange Commission. Shareowners may obtain, free of charge, a copy of the Company's annual report on Form 10-K by writing to the Chief Financial Officer at the Company's corporate address.

----------------------------------------------------------------------------
EXHIBIT LIST
----------------------------------------------------------------------------

Exhibit A - Audit Committee Charter
Exhibit B - Nominating Committee Charter
Exhibit C - 2005 Associate Incentive Plan
Exhibit D - 2005 Associate Stock Purchase Plan
Exhibit E - 2005 Director Stock Purchase Plan

                         CAPITAL CITY BANK GROUP, INC.
                        CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS


Title
-----

The title of this Committee shall be the Audit Committee of the Board of Directors of Capital City Bank Group, Inc. (the "Company").

Composition
-----------

The Audit Committee shall be composed of a minimum of three directors. The independence and qualifications of the members of the Committee shall at all times satisfy the requirements of the National Association of Securities Dealers, Inc. ("NASD"), the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission (the "Commission"). All members of the Committee must have a working familiarity with basic finance and accounting practices. At least one member of the Audit Committee must be a financial expert, as defined by the Commission.

The independence and qualifications of the Committee members will be monitored on an annual basis by the Board.

Reporting Structure
-------------------

The independent auditors will report to the Audit Committee and will be ultimately accountable to the Audit Committee, as representatives of the shareholders.

                         CAPITAL CITY BANK GROUP, INC.
                        CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS


Purposes
--------

The primary purposes of the Audit Committee are to provide independent and objective oversight of the accounting and financial reporting functions and internal controls of the Company and its affiliates and to ensure the objectivity of the Company's financial statements. The Committee's function is one of oversight and review, and it is not required to prepare or audit the financial statements, to define the scope of the audit, to control the Company's accounting policies and practices, or to define the standards used in preparing the financial statements. In furtherance of its purposes, the
Committee:

1. Shall provide assistance to the Board in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices.

2. Shall facilitate communications between the Board and the independent auditors.

3. Shall oversee the business risk management process that identifies, sources, measures, and prioritizes business and financial reporting risks, and monitor the effectiveness of the control and risk management processes established to manage those risks.

4. Shall provide to the independent auditors a private, confidential audience at any time it is desired or requested, with or without the knowledge of management.

5. Shall review with the auditors (internal and external) and company management about the quality and acceptability of material financial reporting decisions and judgments.

6. May perform the functions of an Audit Committee for each of the Company's affiliates that are bank's, as contemplated by Section 36 of the FDIA.

                         CAPITAL CITY BANK GROUP, INC.
                        CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS


Duties and Responsibilities
---------------------------

1. The Audit Committee will have the sole authority to appoint or replace the independent auditor. The Audit Committee will be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

2. The Audit Committee will preapprove all auditing services and permitted non-audit services (including the fees and terms of such services) to be performed for the Company by its independent auditor, and establish policies and procedures for the engagement of the Company's independent auditor to provide permitted audit and non-audit services.

3. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

4. The Audit Committee will have the authority, to the extent it deems necessary or appropriate, to retain special independent legal, accounting or other consultants to advise the Committee. The Company will provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

5. The Audit Committee will meet with the independent auditors at least annually to review the scope of the audit for the current year and the audit procedures to be utilized. This review is to include the potential effects of business and financial statement risks on the company's control systems and quality of financial reporting, and a discussion of the extent to which the financial statements contain all disclosures that could reasonably be deemed "material" within the meaning of applicable requirements. At the conclusion of this meeting, the Audit Committee will review any comments or recommendations made by the independent auditors.

6. The Audit Committee shall, at least annually, obtain and review a report by the independent auditor describing:

         (i)   the auditor's internal quality-control procedures;

	         (ii)  any material issues raised by the most recent internal
	               quality-control review, or peer review, of the auditor, or by
	               any inquiry or investigation by governmental or professional
	               authorities, within the preceding five years, respecting one
	               or more independent audits carried out by the auditor, and
	               any steps taken to deal with any such issues; and

                         CAPITAL CITY BANK GROUP, INC.
                        CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS


Duties and Responsibilities (Continued)
---------------------------------------

	         (iii) to assess the auditor's independence, and all relationships
	               between the independent auditor and the Company.

7. The Audit Committee will review and discuss with management and the independent auditor the annual audited financial statements prior to filing with the commission of Form 10K and/or distribution of the company's annual report to shareholders, including disclosures made in management's discussion and analysis.

8. The Audit Committee will review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's' reviews of the quarterly financial statements and the disclosures made in the MD&A.

9. The Audit Committee will discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles.

10. The Audit Committee will review the adequacy and effectiveness of the Company's internal controls, including any significant deficiencies and significant changes in internal controls reported to the Audit Committee by the independent auditors or management, the Company's internal audit procedures and the adequacy and effectiveness of the Company's disclosure controls and procedures.

11. The Audit Committee will discuss with the independent auditors a common framework to assess financial reporting quality and facilitate a common vocabulary and understanding about quality among the Committee, management, and the auditors.

12. The Audit Committee will review and discuss quarterly reports from the independent auditors, including:

         *  All critical accounting policies and practices to be used;

         * All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

         * Other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

                         CAPITAL CITY BANK GROUP, INC.
                        CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS


Duties and Responsibilities (Continued)
---------------------------------------

13. The Audit Committee will discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

14. The Audit Committee will discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

15. The Audit Committee will discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

16. The Audit Committee will discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management, including management's response to such situations.

17. The Audit Committee will review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

18. The Audit Committee will ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit, as required by law. The Committee must consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm itself on a regular basis.

19. The Audit Committee will recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

20. The Audit Committee will obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

                         CAPITAL CITY BANK GROUP, INC.
                        CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS


Duties and Responsibilities (Continued)
---------------------------------------

21. The Audit Committee will obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its affiliates are in conformity with applicable legal requirements and the Company's Codes of Conduct and Code of Ethics. The Committee will review reports and disclosures of insider and affiliated party transactions, and will advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Codes of Conduct and Code of Ethics. The Audit Committee will establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

22. Annually, the Audit Committee will report to the Board of Directors that:

         * The Company's audited financial statements have been reviewed and discussed with the independent auditors, including all required SAS No. 61 communications.

         * The Committee has executed its responsibility to oversee the independent auditors. In particular, the Committee shall (a) require (and shall so report to the Board) that the independent auditors deliver to the Committee a formal written statement delineating all relationships between such accountants and the Company and (b) engage in a dialogue with such auditors concerning whether the provision of permitted non-audit services is compatible with maintaining the auditor's independence, taking into account the opinions of management and internal auditors.

         * The Company's financial statements be included in the Company's Annual Report on Form 10-K.

         * The required Audit Committee duties and responsibilities have been met for the most recently completed fiscal year.

23. Engage in such review and discussion as the Committee deems appropriate with regard to activities of the Internal Audit Department and the Compliance Department, bank regulatory examination reports and/or other regulatory reports and filings, the Company's Codes of Conduct and Code of Ethics, and other legal, regulatory or other matters.

                         CAPITAL CITY BANK GROUP, INC.
                        CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS


Processess
----------

Management shall prepare annually, for review and approval by the Committee, detailed procedures and processes for carrying on the Committee's duties and responsibilities.

Additional Authority
--------------------

The Audit Committee shall have the authority to direct an investigation by the independent auditors into any matter related to the Company's business and affairs. In addition, the Audit Committee shall have the authority to utilize internal company resources, and to retain such outside counsel and/or other resources as it deems necessary at any time in carrying out the duties of the Committee.

Meetings
--------

The Committee will meet on an as needed basis, but not less frequently than quarterly. Meetings will be called as needed to discuss any significant issues, including those related to the review of any 10-Q or 10-K Report by the Company's independent auditors.

It is intended that any management representative present withdraw for a period at the end of each meeting so as to permit discussion in private with the independent auditors and/or internal auditors.

Selected independent members of the Board of Directors of Capital City Bank may be selected by the Audit Committee to attend audit committee meetings and share their insights with the Audit Committee. Such persons shall not be members of the Audit Committee nor shall they have any duties or liabilities as Audit Committee members.

The Committee shall maintain, as part of the Company's permanent records, written minutes of the proceedings and actions of the Committee and shall make such reports to the Board as may be requested by the Board or its Chairman.

Review and Approval
-------------------

This Charter will be reviewed and assessed annually by the Audit Committee, and approved by the Board of Directors on an annual basis.



Date of Latest Approval by Audit Committee:  January 29, 2004
Date of Latest Approval by Board of Directors: March 18, 2004

                    APPROVED BY CCBG BOARD MARCH 18, 2004



                        CAPITAL CITY BANK GROUP, INC.

                        NOMINATING COMMITTEE CHARTER


A.    Purpose
      -------

      The Nominating Committee (the "Committee") of Capital City Bank Group, Inc. (the "Company") shall assist the Board of Directors (the "Board") in fulfilling its responsibilities by reviewing and making recommendations to the Board regarding its composition and structure, establishing criteria for Board membership and evaluating corporate policies relating to the recruitment of Board members.

B.    Composition and Meetings
      ------------------------

      The Committee shall consist of at least three members of the Board as appointed by the Board, each of whom shall meet the independence requirements promulgated by the Securities and Exchange Commission, the National Association of Securities Dealers, any exchange, quotation or listing service on which the Company's securities are traded, or any governmental or regulatory body exercising authority over the Company (each a "Regulatory Authority"). Each member of the Committee shall also be free from any relationship that, in the opinion of the Board, would interfere with that person's independent judgment as a member of the Committee.

      The members of the Committee shall be elected and may be removed by the Board. Each member shall serve until a successor shall have been duly elected and qualified or until such member's earlier death, resignation or removal. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

      The Committee shall meet as necessary to enable it to fulfill its responsibilities and duties as set forth herein or as directed by the Board, but in no event shall the Committee meet less than twice each year. All meetings of the Committee may be held telephonically. The Committee shall report its actions to the Board and keep written minutes of its meetings, which shall be recorded and filed with the Company's books and records.

      All non-management directors that are not members of the Committee may attend meetings of the Committee but may not vote. Additionally, the Committee may invite to its meetings any officer or director of the Company or any other person that the Committee deems appropriate in order to carry out its responsibilities.

C.    Responsibilities and Duties
      ---------------------------

      In discharging its responsibilities to review, authorize and approve director nominations, the Committee, as it deems necessary or appropriate, or as required by any Regulatory Authority, shall:

      1. Evaluate the current composition and organization of the Board and its committees in light of requirements established by any Regulatory Authority, any other statute, rule or regulation applicable to the Company or any corporate governance best practices that the Committee deems relevant, and make recommendations regarding the foregoing to the Board for approval.

      2. Review and make recommendations to the Board regarding the composition and size of the Board so that the Board consists of members with the proper expertise, skills, attributes and personal and professional backgrounds needed by the Company, and to meet the requirements of applicable Regulatory Authorities, as determined appropriate by the Committee, and make recommendations to the Board regarding the foregoing.

      3. Determine and submit for adoption by the Board and inclusion in the Company's Corporate Governance Guidelines, a list of qualification and selection criteria to be used by the Committee for screening nominee candidates and selecting nominees for Board membership, including candidates proposed by shareholders.

      4. Evaluate the performance of the current Board members proposed for reelection, and make recommendations to the Board regarding the appropriateness of members of the Board standing for reelection. This may be part of the Board's annual evaluation policy.

      5. Develop and implement a screening process designed to identify individuals qualified to be Board members and, from time to time, recommend individuals for election to the Board.

      6. Recommend to the Board qualified candidates for all vacancies on the Board to be filled by the shareholders or the Board.

      7. Evaluate and, if necessary, recommend the termination of Board membership of any director in accordance with the Company's Code of Conduct or any corporate governance principles adopted by the Board for cause or for other appropriate reason.

      8. Review and recommend to the Board an appropriate course of action upon the resignation of current Board members or any planned expansion of the Board, and review the qualifications, experience and fitness for service on the Board of any potential new Board members.

      9. Evaluate and recommend to the Board the appointment or election of Board members to committees of the Board.

     10. Evaluate and approve, or recommend to the Board for approval, a slate of nominees for election to the Board and review the qualifications, experience and fitness for service on the Board of any potential members of the Board.

     11. Review all candidates for nomination submitted to the Company by qualifying shareholders and the timeliness of the submission thereof, and recommend to the Board appropriate action with respect to each such candidate based on qualifications and selection criteria , consistent with applicable law and the needs of the Board set forth in Item 2 above.

     12. Develop plans for managerial succession of the Company, including in the event of retirement or emergency.

     13. Engage, if deemed appropriate, outside counsel and/or independent consultants, including director candidate search firms, to assist with or review any matter under its responsibility on such terms and at such reasonable expense as the Committee shall deem appropriate.

     14. Take such other actions within the general scope of the Committee's responsibilities hereunder or as directed by the Board as the Committee shall deem appropriate.

     15. Allocate its responsibilities under this Charter or as directed by the Board to subcommittees, as the Committee deems appropriate.

     16. Periodically as appropriate, including upon changes or prospective changes in law or Regulatory Authority requirements, but at least annually, review and assess the adequacy of this Charter and recommend any modifications to the Board for its approval.

   The Nominating Committee's responsibilities and powers as delegated by the Board are set forth in this Charter. This Charter is not intended to, and shall not, alter the standards of conduct set forth in the Florida Business Corporation Act, as amended (the "FBCA") or the Florida Banking Code (the "FBC") for directors, including those directors who serve as Committee members. Members of the Committee shall have the duties and the benefits of all limitations and protections from liabilities provided by the FBCA and the FBC and other applicable laws and regulations with respect to their service on the Committee. Further, nothing herein is intended to or shall limit the responsibilities, duties and liabilities of the independent auditors to the Company, the Board or the Committee. The Committee relies to a significant extent on information and advice provided by management and independent advisors. Whenever the Committee takes an action, it exercises its independent judgment on an informed basis that the action is in the best interests of the Company and its shareholders.

CAPITAL CITY BANK GROUP, INC.
2005 ASSOCIATE INCENTIVE PLAN



      1. Purpose. The purpose of the 2005 Associate Incentive Plan ("Plan") of Capital City Bank Group, Inc. ("Company") is to provide a means through which the Company and its Subsidiaries may attract able persons to enter and remain in the employ or other service of the Company and its Subsidiaries, and to provide a means whereby those key persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their commitment to the welfare of the Company and promoting an identity of interest between shareowners and these key persons.

            A further purpose of the Plan is to provide such key persons with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. The Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Phantom Stock Unit Awards and Performance Share Units, or any combination of the foregoing.

      2. Definitions. The following definitions shall be applicable throughout the Plan.

           (a) "Appreciation Date" shall mean the date designated by a Holder of Stock Appreciation Rights for measurement of the appreciation in the value of rights awarded to him, which date shall be the date notice of such designation is received by the Committee, or its designee.

           (b) "Award" shall mean, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Phantom Stock Unit Award or Performance Share Unit Award.

           (c) "Award Period" shall mean a period of time within which performance is measured for the purpose of determining whether an award of Performance Share Units has been earned.

           (d)  "Board" shall mean the Board of Directors of the Company.

           (e) "Cause" shall mean the Company or a Subsidiary having cause to terminate a Participant's employment under any existing employment agreement between the Participant and the Company or a Subsidiary or, in the absence of such an employment agreement, upon (i) the determination by the Committee that the Participant has failed to perform his duties to the Company or a Subsidiary (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company or a Subsidiary, or
(iii) the Participant having been convicted of a felony.

           (f) "Change in Control" shall, unless the Committee otherwise directs by resolution adopted prior thereto, be deemed to occur if (i) any "person" (as that term is used in Sections 13 and 14(d)(2) of the Securities and Exchange Act of 1934 ("Exchange Act")) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of twenty-five percent (25%) or more of the voting stock; or
(ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's shareowners of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period. Any merger, consolidation or corporate reorganization in which the owners of the Company's capital stock entitled to vote in the election of directors ("Voting Stock") prior to said combination, own fifty percent (50%) or more of the resulting entity's voting stock shall not, by itself, be considered a Change in Control.

           (g) "Code" shall mean the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

           (h) "Committee" shall mean a committee appointed by the Board; provided, that to the extent required by Rule 16b-3 of the Securities and Exchange Commission under the Exchange Act, such Committee shall be comprised solely of two or more Non-Employee Directors, as defined in Rule 16b-3(b)(3) under the Exchange Act. All references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed.

           (i) "Common Stock" shall mean the Common Stock of the Company, one penny ($0.01) par value per share.

           (j) "Company" shall mean Capital City Bank Group, Inc., a Florida corporation.

           (k) "Date of Grant" shall mean the date on which the granting of an Award is authorized or such other date as may be specified in such authorization.

           (l) "Disability" shall mean the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed when such disability commenced or, if the Participant was retired when such disability commenced, the inability to engage in any substantial gainful activity, as determined by the Committee based upon medical evidence acceptable to it.

           (m) "Eligible Associate" shall mean any person regularly employed by the Company or a Subsidiary on a full-time salaried basis who satisfies all of the requirements of Section 6.

           (n) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

           (o) "Fair Market Value" shall mean the average of (i) the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded for the ten (10) trading days immediately preceding the date of determination, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price of the Common Stock on the Nasdaq National Market for the ten (10) trading days immediately preceding the date of determination, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price last quoted by an established quotation service for over-the-counter securities for the ten
(10) trading days immediately preceding the date of determination, if the Common Stock is not reported on the Nasdaq National Market. However, if the Common Stock is not publicly-traded at the time an option is granted under the Plan, "Fair Market Value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

           (p) "Holder" shall mean a Participant who has been granted an Option, a Stock Appreciation Right, a Restricted Stock Award, Phantom Stock Unit Award or a Performance Share Unit Award.

           (q) "Incentive Stock Option" shall mean an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an Incentive Stock Option pursuant to Section 422 of the Code.

           (r) "Nonqualified Stock Option" shall mean an Option granted by the Committee to a Participant under the Plan which is not designated by the Committee as an Incentive Stock Option.

           (s)  "Normal Termination" shall mean termination:

                (i) With respect to the Company or a Subsidiary, at retirement (excluding early retirement) pursuant to the Company retirement plan then in effect;

                (ii)   On account of Disability;

                (iii)  With the written approval of the Committee; or

                (iv)   By the Company or a Subsidiary without cause.

           (t) "Option" shall mean an Award granted under Section 7 of the Plan.

           (u)  "Option Period" shall mean the period described in Section
7(c).

           (v) "Participant" shall mean a person who has been selected to participate in the Plan and to receive an Award pursuant to Section 6. Participants are limited to Eligible Associates or a director of a Subsidiary who is not otherwise a participant in the Company's 1996 Director Stock Purchase Plan.

           (w) "Performance Goals" shall mean the performance objectives of the Company during an Award Period or Restricted Period established for the purpose of determining whether, and to what extent, Awards will be earned for an Award Period or Restricted Period.

           (x) "Performance Share Unit" shall mean a hypothetical investment equivalent equal to one share of Stock granted in connection with an Award made under Section 9 of the Plan.

           (y) "Phantom Stock Unit" shall mean a hypothetical investment equivalent equal to one Share of Stock granted in connection with an Award made under Section 10 of the Plan, or credited with respect to Awards of Performance Share Units which have been deferred under Section 9.

           (z) "Plan" shall mean the 2005 Associate Incentive Plan of Capital City Bank Group, Inc.

           (aa) "Restricted Period" shall mean, with respect to any share of Restricted Stock, the period of time determined by the Committee during which such share of Restricted Stock is subject to the restrictions set forth in Section 10.

           (bb) "Restricted Stock" shall mean shares of Common Stock issued or transferred to a Participant subject to the restrictions set forth in
Section 10 and any new, additional or different securities a Participant may become entitled to receive as a result of adjustments made pursuant to
Section 12.

           (cc) "Restricted Stock Award" shall mean an Award granted under
Section 10 of the Plan.

           (dd) "Securities Act" shall mean the Securities Act of 1933, as amended.

           (ee) "Stock" shall mean the Common Stock or such other authorized shares of stock of the Company as the Board may from time to time authorize for use under the Plan.

           (ff) "Stock Appreciation Right" or "SAR" shall mean an Award granted under Section 8 of the Plan.

           (gg) "Subsidiary" shall mean any corporation which is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

           (hh) "Valuation Date" shall mean the last day of an Award Period or the date of death of a Participant, as applicable.

      3. Effective Date, Duration and Shareowner Approval. Subject to the approval of this Plan by the shareowners of the Company at a duly convened meeting of shareowners, the Plan shall be effective as of January 1, 2005 upon its adoption by the Board. It shall continue in effect for a term of ten (10) years thereafter unless sooner terminated under Section 15 hereof.

      4. Administration. The Committee shall administer the Plan. A majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee. Subject to the provisions of the Plan, the Committee shall have exclusive power to:

           (a)  Select the persons to be Participants in the Plan;

           (b) Determine the nature and extent of the Awards to be made to each Participant;

           (c)  Determine the time or times when Awards will be made;

           (d)  Determine the duration of each Award Period;

           (e) Determine the conditions to which the payment of Awards may be subject;

           (f)  Establish the Performance Goals for each Award Period;

           (g)  Prescribe the form or forms evidencing Awards; and

           (h) Cause records to be established in which there shall be entered, from time to time as Awards are made to Participants, the date of each Award, the number of Incentive Stock Options, Nonqualified Stock Options, SARs, Phantom Stock Units, Performance Share Units and Shares of Restricted Stock awarded by the Committee to each Participant, the expiration date, the Award Period and the duration of any applicable Restricted Period.

           The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Committee.

      5. Grant of Awards. The Committee may, from time to time, grant awards of Options, Stock Appreciation Rights, Restricted Stock, Phantom Stock Units and/or Performance Share Units to one or more Participants; provided, however, that:

           (a) Subject to Section 12, the aggregate number of shares of Stock made subject to Awards may not exceed 700,000;

           (b) Such shares shall be deemed to have been used in payment of Awards whether they are actually delivered or the Fair Market Value equivalent of such shares is paid in cash. In the event any Option, SAR not attached to an Option, Restricted Stock, Phantom Stock Unit or Performance Share Unit shall be surrendered, terminate, expire, or be forfeited, the number of shares of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new Awards under the Plan to the fullest extent permitted by the Exchange Act (if applicable at the time); and

           (c) Stock delivered by the Company in settlement of Awards under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase at prices no higher than the Fair Market Value at the time of purchase.

      6. Eligibility. Participants shall be limited to officers and employees of the Company and its Subsidiaries who have received written notification from the Committee that they have been selected to participate in the Plan.

      7. Stock Options. One or more Incentive Stock Options or Nonqualified Stock Options can be granted to any Participant; provided, however, that Incentive Stock Options may be granted only to Eligible Associates. Each Option so granted shall be subject to the following conditions.

           (a) Option price. The option price ("Option Price") per share of Stock shall be set by the Committee at the time of grant but shall not be less than (i) in the case of an Incentive Stock Option, the Fair Market Value of a share of Stock at the Date of Grant, and (ii) in the case of a Nonqualified Stock Option, the par value per share of Stock.

           (b) Manner of exercise and form of payment. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable in cash and/or shares of Stock valued at the Fair Market Value at the time the Option is exercised, or, in the discretion of the Committee, either (i) in other property having a Fair Market Value on the date of exercise equal to the Option Price, or (ii) by delivering to the Company a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the Option Price.

           (c) Other terms and conditions. If the Holder has not died or his relationship as an officer, employee or director with the Company or a Subsidiary has not terminated, the Option shall become exercisable in such manner and within such period or periods ("Option Period"), not to exceed ten (10) years from its Date of Grant, as set forth in the Stock Option Agreement to be entered into in connection therewith.

                (i)    Each Option shall lapse in the following situations:

                       --  Ten (10) years after it is granted;

                       -- Three (3) months after Normal Termination, except as otherwise provided by the Committee, or

                       -- Any earlier time set forth in the Stock Option Agreement.

                (ii) If the Holder terminates his relationship as an officer, employee or director with the Company or a Subsidiary otherwise than by Normal Termination or death, the Option shall lapse at the time of termination.

                (iii) If the Holder dies within the Option Period or within three (3) months after Normal Termination (or such other period as may have been established by the Committee), the Option shall lapse unless it is exercised within the Option Period and in no event later than twelve (12) months after the date of Holder's death by the Holder's legal representative or representatives or by the person or persons entitled to do so under the Holder's last will and testament or, if the Holder shall fail to make testamentary disposition of such Option or shall die intestate, by the person entitled to receive said Option under the applicable laws of descent and distribution.

           (d) Stock Option Agreement. Each Option granted under the Plan shall be evidenced by a "Stock Option Agreement" between the Company and the Holder of the Option containing such provisions as may be determined by the Committee, but shall be subject to the following terms and conditions.

                (i) Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof, except as otherwise determined by the terms of the Stock Option Agreement.

                (ii) Each share of Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Holder purchases the share or exercises a related SAR or when the Option lapses.

                (iii) Options shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by him or her.

                (iv) Each Option shall become exercisable by the Holder in accordance with the vesting schedule (if any) established by the Committee for the Award.

                (v) Each Stock Option Agreement may contain an agreement that, upon demand by the Committee for such a representation, the Holder shall deliver to the Committee at the time of any exercise of an Option a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Holder or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

           (e) Grants to 10% Holders of Company Voting Stock. Notwithstanding Section 7(a), if an Incentive Stock Option is granted to a Holder who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or of the Company and its Subsidiaries, the period specified in the Stock Option Agreement for which the Option thereunder is granted and at the end of which such Option shall expire shall not exceed five (5) years from the Date of Grant of such Option and the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

           (f) Limitation. To the extent the aggregate Fair Market Value (as determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) exceeds One Hundred Thousand Dollars ($100,000), such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

           (g) Voluntary Surrender. The Committee may permit the voluntary surrender of all or any portion of any Nonqualified Stock Option and its corresponding SAR, if any, granted under the Plan to be conditioned upon the granting to the Holder of a new Option for the same or a different number of shares as the Option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at the Option Price, during the exercise period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, exercise period, or any other terms and conditions of the Nonqualified Stock Option surrendered.

           (h) Order of Exercise. Options granted under the Plan may be exercised in any order, regardless of the Date of Grant or the existence of any other outstanding Option.

           (i) Notice of Disposition. Participants shall give prompt notice to the Company of any disposition of Stock acquired upon exercise of an Incentive Stock Option if such disposition occurs within either two (2) years after the Date of Grant of such Option and/or one (1) year after the receipt of such Stock by the Holder.

      8. Stock Appreciation Rights. Any Option granted under the Plan may include a SAR, either at the time of grant or by amendment except that in the case of an Incentive Stock Option, such SAR shall be granted only at the time of grant of the related Option. The Committee may also award to Participants SARs independent of any Option. A SAR shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including, but not limited to, the following:

           (a) Vesting. A SAR granted in connection with an Option shall become exercisable, be transferable and shall lapse according to the same vesting schedule, transferability and lapse rules that are established by the Committee for the Option. A SAR granted independent of an Option shall become exercisable, be transferable and shall lapse in accordance with a vesting schedule, transferability and lapse rules established by the Committee.

           (b) Failure to Exercise. If on the last day of the Option Period (or in the case of a SAR independent of an Option, the SAR period established by the Committee), the Fair Market value of the Stock exceeds the Option Price, the Holder has not exercised the Option or SAR, and neither the Option nor the SAR has lapsed, such SAR shall be deemed to have been exercised by the Holder on such last day and the Company shall make the appropriate payment therefor.

           (c) Payment. The amount of additional compensation which may be received pursuant to the award of one SAR is the excess, if any, of the Fair Market Value of one share of Stock on the Appreciation Date over the Option Price, in the case of a SAR granted in connection with an Option, or the Fair Market Value of one (1) share of Stock on the Date of Grant, in the case of a SAR granted independent of an Option. The Company shall pay such excess in cash, in shares of Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Fractional shares shall be settled in cash.

           (d) Designation of Appreciation Date. A Participant may designate an Appreciation Date at such time or times as may be determined by the Committee at the time of grant by filing an irrevocable written notice with the Committee or its designee, specifying the number of SARs to which the Appreciation Date relates, and the date on which such SARs were awarded. Such time or times determined by the Committee may take into account any applicable "window periods" required by Rule 16b-3 under the Exchange Act.

           (e) Expiration. Except as otherwise provided in the case of SARs granted in connection with Options, the SARs shall expire on a date designated by the Committee which is not later than ten (10) years after the date on which the SAR was awarded.

      9.   Performance Shares.

           (a) Award Grants. The Committee is authorized to establish Performance Share programs to be effective over designated Award Periods of not less than one (1) year nor more than five (5) years. At the beginning of each Award Period, the Committee will establish in writing Performance Goals based upon financial or other objectives for the Company for such Award Period and a schedule relating the accomplishment of the Performance Goals to the Awards to be earned by Participants. Performance Goals may include absolute or relative growth in earnings per share or rate of return on shareowners' equity or other measurement of corporate performance and may be determined on an individual basis or by categories of Participants. The Committee may adjust Performance Goals or performance measurement standards as it deems equitable in recognition of extraordinary or non-recurring events experienced during an Award Period by the Company, a Subsidiary or by any other corporation whose performance is relevant to the determination of whether Performance Goals have been attained. The Committee shall determine the number of Performance Share Units to be awarded, if any, to each Participant who is selected to receive an Award. The Committee may add new Participants to a Performance Share program after its commencement by making pro rata grants.

           (b) Determination of Award. At the completion of a Performance Share program, or at other times as specified by the Committee, the Committee shall calculate the amount earned with respect to each Participant's award by multiplying the Fair Market Value on the Valuation Date by the number of Performance Share Units granted to the Participant and multiplying the amount so determined by a performance factor representing the degree of attainment of the Performance Goals.

           (c) Partial Awards. A Participant for less than a full Award Period, whether by reason of commencement or termination of employment or otherwise, shall receive such portion of an Award, if any, for that Award Period as the Committee shall determine.

           (d) Payment of Non-deferred Awards. The amount earned with respect to an Award shall be fully payable in shares of Stock based on the Fair Market Value on the Valuation Date; provided, however, that, at its discretion, the Committee may vary such form of payment as to any Participant upon the specific request of such Participant. Except as provided in subparagraph 9(e), payments of Awards shall be made as soon as practicable after the completion of an Award Period.

           (e) Deferral of Payment. A Participant may file a written election with the Committee to defer the payment of any amount otherwise payable pursuant to subparagraph 9(d) on account of an Award to a period commencing at such future date as specified in the election. Such election must be filed with the Committee no later than the last day of the month which is two-thirds of the way through the Award Period during which the Award is earned, unless the Committee specifies an earlier filing date.

           (f) Separate Accounts. At the conclusion of each Award Period, the Committee shall cause a separate account to be maintained in the name of each Participant with respect to whom all or a portion of an Award of Performance Share Units earned under the Plan has been deferred. All amounts credited to such account shall be fully vested at all times.

           (g) Election of Form of Investment. Within sixty (60) days from the end of each Award Period, and at such time or times, if any, as the Committee may permit, a Participant may file a written election with the Committee of the percentage of the deferred portion of any Award of Performance Share Units which is to be expressed in the form of dollars and credited with interest, the percentage of such Award which is to be expressed in the form of Phantom Stock Units and the percentage of such Award which is to be deemed invested in any other hypothetical investment equivalent from time to time made available under the Plan by the Committee. In the event a Participant fails to file an election within the time prescribed, one hundred percent (100%) of the deferred portion of such Participant's Award shall be expressed in the form of Phantom Stock Units.

           (h) Interest Portion. The amount of interest credited with respect to the portion of an Award credited to the Participant's account which is deferred and credited with interest (the "Interest Portion") shall be equal to the amount such portion would have earned had it been credited with interest from the last day of the Award Period with respect to which the Award was made until the seventh (7th) business day preceding the date as of which payment is made, compounded annually, at the Company's rate of return on shareowners' equity for each fiscal year that payment is deferred, or at such other rate as the Committee may from time to time determine. The Committee may, in its sole discretion, credit interest on amounts payable prior to the date on which the Company's rate of return on shareowners' equity becomes ascertainable at the rate applicable to deferred amounts during the year immediately preceding the year of payment.

           (i) Phantom Stock Unit Portion. With respect to the portion of an Award credited to the Participant's account which is deferred and expressed in the form of Phantom Stock Units (the "Phantom Stock Unit Portion"), the number of Phantom Stock Units so credited shall be equal to the result of dividing (i) the Phantom Stock Unit Portion by (ii) the Fair Market Value on the date the Award Period ended.

           (j) Dividend Equivalents. Within thirty (30) days from the payment of a dividend by the Company on its Stock, the Phantom Stock Unit Portion of each Participant's account shall be credited with additional Phantom Stock Units the number of which shall be determined by (i) multiplying the dividend per share paid on the Company's Stock by the number of Phantom Stock Units credited to his account at the time such dividend was declared, then (ii) dividing such amount by the Fair Market Value on the payment date for such dividend.

           (k) Payment of Deferred Awards. Payment with respect to amounts credited to the account of a Participant shall be made in a series of annual installments over a period of ten (10) years, or such other period as the Committee may direct, or as the Committee may allow the Participant to elect, in either case at the time of the original deferral election. Except as otherwise provided by the Committee, each installment shall be withdrawn proportionately from the Interest Portion and from the Phantom Stock Unit Portion of a Participant's account based on the percentage of the Participant's account which he originally elected to be credited with interest and with Phantom Stock Units, or, if a later election has been permitted by the Committee and is then in effect, based on the percentage specified in such later election. Payments shall commence on the date specified by the Participant in his deferral election, unless the Committee in its sole discretion determines that payment shall be made over a shorter period or in more frequent installments, or commence on an earlier date, or any or all of the above. If a Participant dies prior to the date on which payment with respect to all amounts credited to his account shall have been completed, payment with respect to such amounts shall be made to the Participant's estate in a series of annual installments over a period of five (5) years, unless the Committee in its sole discretion determines that payment shall be made over a shorter period or in more frequent installments, or both. To the extent practicable, each installment payable hereunder shall approximate that part of the amount then credited to the Participant's or his estate's account which, if multiplied by the number of installments remaining to be paid would be equal to the entire amount then credited to the Participant's account.

           (l) Composition of Payment. The Committee shall cause all payments with respect to deferred Awards to be made in a manner such that not more than one-half of the value of each installment shall consist of Stock. To that end, payment with respect to the Interest Portion and the Phantom Stock Unit Portion of a Participant's account shall be paid in cash and Stock as the Committee shall determine in its sole discretion. The determination of any amount to be paid in cash for Phantom Stock Units shall be made by multiplying (i) the Fair Market Value of one share of Stock on the date as of which payment is made, by (ii) the number of Phantom Stock Units for which payment is being made. The determination of the number of shares of Stock, if any, to be distributed with respect to the Interest Portion of a Participant's account shall be made by dividing (i) one-half of the value of such portion on the date as of which payment is made, by (ii) the Fair Market Value of one (1) share of Stock on such date. Fractional shares shall be paid in cash.

           (m) Alternative Investment Equivalents. If the Committee shall have permitted Participants to elect to have deferred Awards of Performance Share Units invested in one or more hypothetical investment equivalents other than interest or Phantom Stock Units, such deferred Awards shall be credited with hypothetical investment earnings at such rate, manner and time as the Committee shall determine. At the end of the deferral period, payment shall be made in respect of such hypothetical investment equivalents in such manner and at such time as the Committee shall determine.

           (n) Adjustment of Performance Goals. The Committee may, during the Award Period, make such adjustments to Performance Goals as it may deem appropriate, to compensate for, or reflect, any significant changes that may have occurred during such Award Period in (i) applicable accounting rules or principles or changes in the Company's method of accounting or in that of any other corporation whose performance is relevant to the determination of whether an Award has been earned or (ii) tax laws or other laws or regulations that alter or affect the computation of the measures of Performance Goals used for the calculation of Awards.

      10.  Restricted Stock Awards and Phantom Stock Units.

           (a)  Award of Restricted Stock and Phantom Stock Units.

                (i) The Committee shall have the authority (1) to grant Restricted Stock and Phantom Stock Unit Awards, (2) to issue or transfer Restricted Stock to Participants, and (3) to establish terms, conditions and restrictions applicable to such Restricted Stock and Phantom Stock Units, including the Restricted Period, which may differ with respect to each grantee, the time or times at which Restricted Stock or Phantom Stock Units shall be granted or become vested and the number of shares or units to be covered by each grant.

                (ii) The Holder of a Restricted Stock Award shall execute and deliver to the Secretary of the Company an agreement with respect to Restricted Stock and escrow agreement satisfactory to the Committee and the appropriate blank stock powers with respect to the Restricted Stock covered by such agreements and shall pay to the Company, as the purchase price of the shares of Stock subject to such Award, the aggregate par value of such shares of Stock within sixty (60) days following the making of such Award. If a Participant shall fail to execute the agreement, escrow agreement and stock powers or shall fail to pay such purchase price within such period, the Award shall be null and void. Subject to the restrictions set forth in
Section 10(b), the Holder shall generally have the rights and privileges of a shareowner as to such Restricted Stock, including the right to vote such Restricted Stock. At the discretion of the Committee, cash and stock dividends with respect to the Restricted Stock may be either currently paid or withheld by the Company for the Holder's account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. Cash or stock dividends so withheld by the Committee shall not be subject to forfeiture.

                (iii) In the case of a Restricted Stock Award, the Committee shall then cause stock certificates registered in the name of the Holder to be issued and deposited together with the stock powers with an escrow agent to be designated by the Committee. The Committee shall cause the escrow agent to issue to the Holder a receipt evidencing any stock certificate held by it registered in the name of the Holder.

                (iv) In the case of a Phantom Stock Units Award, no shares of Stock shall be issued at the time the Award is made, and the Company will not be required to set aside a fund for the payment of any such Award. The Committee shall, in its sole discretion, determine whether to credit to the account of, or to currently pay to, each Holder of an Award of Phantom Stock Units an amount equal to the cash dividends paid by the Company upon one share of Stock for each Phantom Stock Unit then credited to such Holder's account ("Dividend Equivalents"). Dividend Equivalents credited to Holder's account shall be subject to forfeiture and may bear interest at a rate and subject to such terms as determined by the Committee.

           (b)  Restrictions.

                (i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted
Period: (1) the Holder shall not be entitled to delivery of the stock certificate; (2) the shares shall be subject to the restrictions on transferability set forth in the grant; (3) the shares shall be subject to forfeiture to the extent provided in subparagraph (d) and, to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Holder to such shares and as a shareowner shall terminate without further obligation on the part of the Company.

                (ii) Phantom Stock Units awarded to any Participant shall be subject to the following restrictions until the expiration of the Restricted Period: (1) the units shall be subject to forfeiture to the extent provided in subparagraph (d), and to the extent such units are forfeited, all rights of the Holder to such units shall terminate without further obligation on the part of the Company and (2) any other restrictions which the Committee may determine in advance are necessary or appropriate.

                (iii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Phantom Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award or Phantom Stock Award, such action is appropriate.

           (c) Restricted Period. The Restricted Period of Restricted Stock and Phantom Stock Units shall commence on the Date of Grant and shall expire from time to time as to that part of the Restricted Stock and Phantom Stock Units indicated in a schedule established by the Committee with respect to the Award.

           (d) Forfeiture Provisions. In the event a Holder terminates employment or service as a director during a Restricted Period, that portion of the Award with respect to which restrictions have not expired
("Non-Vested Portion") shall be treated as follows.

                (i)    Resignation or discharge:

                       -- The Non-Vested Portion of the Award shall be completely forfeited.

                (ii)   Normal Termination:

                       -- The Non-Vested Portion of the Award shall be prorated for service during the Restricted Period and shall be received as soon as practicable following termination.

                (iii)  Death:

                       -- The Non-Vested Portion of the Award shall be prorated for service during the Restricted Period and paid to the Participant's estate as soon as practicable following death.

           (e) Delivery of Restricted Stock and Settlement of Phantom Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Stock covered by a Restricted Stock Award, a stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) shall be delivered without charge to the Holder, or his estate, free of all restrictions under the Plan.

                Upon the expiration of the Restricted Period with respect to any Phantom Stock Units covered by a Phantom Stock Unit Award, the Company shall deliver to the Holder or his estate without any charge one share of Stock for each Phantom Stock Unit which has not then been forfeited and with respect to which the Restricted Period has expired ("vested unit") and cash equal to any Dividend Equivalents credited with respect to each such vested unit and the interest thereon, if any; provided, however, that the Committee may, in its sole discretion, elect to pay cash or part cash and part Stock in lieu of delivering only Stock for vested units. If cash payment is made in lieu of delivering Stock, the amount of such payment shall be equal to the Fair Market Value for the date on which the Restricted Period lapsed with respect to such vested unit.

           (f) Payment for Restricted Stock. Except as provided in subparagraph 10(a)(ii), a Holder shall not be required to make any payment for Stock received pursuant to a Restricted Stock Award.

      11.  General.

           (a) Additional Provisions of an Award. The award of any benefit under the Plan may also be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Common Stock through the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares acquired under any form of benefit, provisions giving the Company the right to repurchase shares acquired under any form of benefit in the event the Participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state income tax withholding requirements.

           (b) Privileges of Stock Ownership. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of stock ownership in respect of shares of stock which are subject to Options or Restricted Stock Awards, Performance Share Unit Awards or Phantom Stock Unit Awards hereunder until such shares have been issued to that person upon exercise of an Option according to its terms or upon sale or grant of those shares in accordance with a Restricted Stock Award, Performance Share Unit Award or Phantom Stock Unit Award.

           (c) Government and Other Regulations. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. The Company shall be under no obligation to register under the Securities Act any of the shares of Stock issued under the Plan. If the shares issued under the Plan may in certain circumstances be exempt from registration under the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

           (d) Tax Withholding. Notwithstanding any other provision of the Plan, the Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards, to the extent paid in cash, all federal, state or local taxes as required by law to be withheld with respect to such Awards and, in the case of Awards paid in Stock, the Holder or other person receiving such Stock may be required to pay to the Company or a Subsidiary, as appropriate prior to delivery of such Stock, the amount of any such taxes which the Company or Subsidiary is required to withhold, if any, with respect to such Stock. Subject in particular cases to the disapproval of the Committee, the Company may accept shares of Stock of equivalent Fair Market Value in payment of such withholding tax obligations if the Holder of the Award elects to make payment in such manner at least six months prior to the date such tax obligation is determined.

           (e) Claim to Awards and Employment Rights. No employee or other person shall have any claim or right to be granted an Award under the Plan nor, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ of the Company or a Subsidiary.

           (f) Conditions. Each Participant to whom Awards are granted under the Plan shall be required to enter into an Incentive Plan Agreement in a form authorized by the Committee, which may include provisions that the Participant shall not disclose any confidential information of the Company or any of its Subsidiaries acquired during the course of such Participant's employment.

           (g) Payments Upon Death of Participant. Upon the death of a Participant in the Plan, the Company shall pay the amounts payable with respect to an Award of Performance Share Units, Phantom Share Units or Restricted Stock, if any, due under the Plan to the Participant's estate.

           (h) Payments to Persons Other than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

           (i) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Board and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

           (j) Governing Law. The Plan will be administered in accordance with federal laws, or in the absence thereof, the laws of the State of Florida.

           (k) Funding. Except as provided under Section 10, no provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Holders shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

           (l) Nontransferability. A person's rights and interest under the Plan, including amounts payable, may not be sold, assigned, donated or transferred or otherwise disposed of, mortgaged, pledged or encumbered except by will or the laws of descent and distribution.

           (m) Reliance on Reports. Each member of the Committee shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself.

           (n) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided.

           (o) Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

           (p) Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

           (q) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

      12. Changes in Capital Structure. Unless the Committee specifically determines otherwise, options, SARs, Restricted Stock Awards, Phantom Stock Unit Awards, Performance Share Unit Awards, and any agreements evidencing such Awards, and Performance Goals, shall be subject to adjustment or substitution as to the number, price or kind of a share of Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company, or of any other corporation whose performance is relevant to the attainment of Performance Goals hereunder, by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the Date of Grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. In addition, unless the Committee specifically determines otherwise, in the event of any such adjustments or substitution, the aggregate number of shares of Stock available under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any adjustment in Incentive Stock Options under this Section 12 shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code, and any adjustments under this
Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

      13.  Effect of Change in Control.

           (a) In the event of a Change in Control, notwithstanding any vesting schedule provided for hereunder or by the Committee with respect to an Award of Options, SARs, Phantom Stock Units or Restricted Stock, such Option or SAR shall become immediately exercisable with respect to one hundred percent (100%) of the shares subject to such Option or SAR, and the Restricted Period shall expire immediately with respect to one hundred percent (100%) of the Phantom Stock Units or shares of Restricted Stock subject to Restrictions; provided, however, that to the extent that so accelerating the time an Incentive Stock Option may first be exercised would cause the limitation provided in Section 7(f) to be exceeded, such Options shall instead first become exercisable in so many of the next following years as is necessary to comply with such limitation.

           (b) In the event of a Change in Control, all incomplete Award Periods in effect on the date the Change in Control occurs shall end on the date of such change, and the Committee shall, (i) determine the extent to which Performance Goals with respect to each such Award Period have been met based upon such audited or unaudited financial information then available as it deems relevant, (ii) cause to be paid to each Participant partial or full Awards with respect to Performance Goals for each such Award Period based upon the Committee's determination of the degree of attainment of Performance Goals, and (iii) cause all previously deferred Awards to be settled in full as soon as possible.

           (c) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participant's rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

      14. Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the shareowners of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

      15.  Amendments and Termination.

           (a) The Committee may, without further action by the shareowners and without receiving further consideration from the participants, amend this Plan or condition or modify awards under this Plan in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with applicable self-regulatory organization rules or requirements.

           (b) The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that, without shareowner approval, the Committee may not materially amend the Plan, including, but not limited to, the following:

                (i) materially increase the number of shares of Common Stock to be issued under the Plan (other than pursuant to Sections 12 and 15(a));

                (ii) materially increase benefits to participants, including any material change to (A) permit a repricing (or decrease in exercise price) of outstanding Stock Options, (B) reduce the price at which Stock Options may be offered, or (C) extend the duration of the Plan;

                (iii) materially expand the class of participants eligible to participate in the Plan; and

                (iv) expand the types of Stock Options or other awards provided under the Plan.

           (c) The termination or any modification or amendment of the Plan, except as provided in subsection (a), shall not without the consent of a participant, affect his or her rights under an award previously granted to him or her.

                        *             *             *


As adopted by the Board of Directors of
Capital City Bank Group, Inc. effective
as of January 1, 2005.

                      CAPITAL CITY BANK GROUP, INC.
                   2005 ASSOCIATE STOCK PURCHASE PLAN

     1. Purpose. The purpose of the Plan is to provide Associates of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.  Definitions.

         (a) "Associate" shall mean any individual who is an employee of the Company or a Designated Subsidiary for purposes of tax withholding under the Code and who is not an owner of five percent (5%) or more of all outstanding Common Stock on a fully diluted basis (i.e., after taking into account outstanding stock options and other Common Stock equivalents).

         (b)  "Board" shall mean the Board of Directors of the Company.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (d) "Committee" shall mean a committee appointed by the Board which shall be the administrative committee for the Plan (the "Committee"); provided, that to the extent required by Rule 16b-3 of the Securities and Exchange Commission under the Exchange Act, such Committee shall be comprised solely of two or more Non-Employee Directors, as defined in Rule 16b-3(b)(3) under the Exchange Act. All references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed..

         (e) "Common Stock" shall mean the Common Stock of the Company, $0.01 par value per share.

         (f) "Company" shall mean Capital City Bank Group, Inc., a Florida corporation.

         (g) "Compensation" shall mean all base gross earnings and cash-based profit participation, including payments for overtime and commissions.

         (h) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

         (i)  "Enrollment Date" shall mean the first day of each Offering
Period.

         (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (k)  "Exercise Date" shall mean the last day of each Offering
Period.

               (i) "Fair Market Value" shall mean (1) the closing price of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (2) the closing price of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (3) the closing bid price last quoted by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. However, if the Common Stock is not publicly-traded, "Fair Market Value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

         (l) "Offering Period" shall mean, subject to the second sentence of Section 4 hereof, a period of six months, commencing on January 1 and July 1 of each year and terminating on June 30 and December 31 of each year, respectively.

         (m) "Parent" shall mean a corporation which is a "parent corporation" of the Company within the meaning of Section 424(e) of the Code.

         (n) "Plan" shall mean this Capital City Bank Group, Inc. 2005 Associate Stock Purchase Plan.

         (o) "Purchase Price" shall mean an amount equal to ninety percent (90%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower, as determined in the sole discretion of the Committee. Subject to the limitations imposed under
Section 423 of the Code, the Committee may adjust the Purchase Price to such other percentage of Fair Market Value as determined by the Committee.

         (p) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

         (q) "Subsidiary" shall mean a corporation which is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

     3.  Eligibility.

         (a) Each person who is an Associate on a given Enrollment Date shall be eligible to participate in the Plan for the Offering Period containing such Enrollment Date.

         (b) Any provisions of the Plan to the contrary notwithstanding, no Associate shall be granted an option under the Plan (i) if, immediately after the grant, such Associate would own stock (together with stock owned by any other person or entity that would be attributed to such Associate pursuant to Section 424(d) of the Code) of the Company (including, for this purpose, all shares of stock subject to any outstanding options to purchase such stock, whether or not currently exercisable and irrespective of whether such options are subject to the favorable tax treatment of Section 421(a) of the Code) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company and its Parents and Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time. The limitation described in clause (ii) of the preceding sentence shall be applied in a manner consistent with Section 423(b)(8) of the Code.

     4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods continuing from the first Offering Period until terminated in accordance with Section 19 hereof. The Committee shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareowner approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5.  Participation.

         (a) An Associate may become a participant in the Plan for an Offering Period by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan (or in such other form as the Committee shall approve and which shall contain substantially the same terms as Exhibit A) and filing it with the human resources office of the Company or applicable Designated Subsidiary at least fifteen (15) business days prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Committee for all Associates with respect to a given Offering Period.

         (b) Payroll deductions for a participant shall commence on the first payroll date following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in
Section 10 hereof.

     6.  Payroll Deductions.

         (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount (expressed as a whole number percentage or a fixed dollar amount) of the Compensation he or she receives on each pay day during the Offering Period.

         (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan. Subject to the limitations set forth in Section 7, the Committee may, in its sole discretion, determine whether or not to permit participants to make any additional payments into such account and, if so, upon such terms as the Committee may determine. However, in all events, all employees shall have the same rights and privileges with respect to their right to make such additional payments.

         (c) A participant may discontinue his or her participation in the Plan, as provided in Section 10 hereof, at any time during the Offering Period prior to the Exercise Date. Once an Offering Period has commenced, a participant may not increase or decrease the rate or amount of his or her payroll deductions for that Offering Period, but may, during that Offering Period, increase or decrease the rate or amount of his or her payroll deductions for the next succeeding Offering Period, by completing or filing with the Company or applicable Designated Subsidiary a new subscription agreement, at least fifteen (15) business days prior to the end of that Offering Period, authorizing a change in payroll deduction rate or amount. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

         (d) Notwithstanding the foregoing, a participant's payroll deductions may be decreased to 0% at any time, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof. Subject to the preceding sentence, payroll deductions shall recommence at the rate or amount provided in such participant's subscription agreement at the beginning of the next succeeding Offering Period, unless terminated by the participant as provided in Section 10 hereof.

         (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the participant must make adequate provisions for the federal, state, or other tax withholding obligations of the Company or applicable Designated Subsidiary, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company or applicable Designated Subsidiary may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company or applicable Designated Subsidiary to meet applicable withholding obligations, including any withholding required to make available to the Company or applicable Designated Subsidiary any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Associate.

     7. Grant of Option. On the Enrollment Date of each Offering Period, each Associate participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Associate's payroll deductions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the applicable Purchase Price; provided, however, that in no event shall an Associate be permitted to purchase during any calendar year more than $25,000 in Fair Market Value of Common Stock (with Fair Market Value to be determined on each Enrollment Date) within such calendar year and, provided further, that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

     8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date and, subject to the limitations set forth in Sections 3(b) and 12 hereof, the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by the participant.

     9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to or for the account of each participant, as appropriate, a certificate representing the shares purchased upon exercise of his or her option; provided, however, that the Committee may instead determine to hold such shares in an account for each such participant until the participant either ceases participation in the Plan or requests delivery of such shares.

     10.  Withdrawal; Termination of Employment.

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time prior to the last business day of an Offering Period (or such earlier date established by the Committee in its discretion) by giving written notice to the Company or applicable Designated Subsidiary in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from the Plan during an Offering Period, he or she may not resume participation until the next Offering Period. He or she may resume participation for any other Offering Period by delivering to the Company or applicable Designated Subsidiary a new subscription agreement at least fifteen (15) days prior to the Enrollment Date for such Offering Period.

         (b) Upon a participant's ceasing to be an Associate for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated.

         (c) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participant in any similar plan which may hereafter be adopted by the Company.

     11. Interest. No interest shall accrue or be payable with respect to any of the payroll deductions of a participant in the Plan.

     12. Stock.

         (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 475,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in
Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

         (b) No participant will have an interest or voting right in shares covered by his or her option until such option has been exercised.

         (c) Shares to be issued to a participant under the Plan will be registered in the record or beneficial name of the participant or in the record or beneficial name of the participant and his or her spouse.

     13. Administration. The Plan shall be administered by the Committee. The Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are Associates are permitted to participate in the Plan, provided that members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

     14. Payments Upon Death of Participant. In the event of a participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares (or cash, if applicable), the Company shall deliver such shares or cash to the participant's estate. In addition, in the event of a participant's death prior to the exercise of an option, the Company shall remit any cash from the participant's account under the Plan to his estate.

     15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     16. Use of Funds. All payroll deductions received or held by the Company or applicable Designated Subsidiary under the Plan may be used by the Company or such Subsidiary for any corporate purpose, and the Company or applicable Designated Subsidiary shall not be obligated to segregate such payroll deductions.

     17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Associates at least annually, within such time as the Committee may reasonably determine, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18. Adjustments Upon Changes in Capitalization.

         (a) Changes in Capitalization. Unless the Committee specifically determines otherwise, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.
Except as expressly provided herein, no issuance by the Company of shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option. Any adjustment accomplished as a result of a change in capitalization shall be subject to any required action by the shareowners of the Company.

         (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee.

         (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Committee shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Committee may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

     The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding

Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

     19. Amendment or Termination.

         (a) The Committee may, without further action by the shareowners and without receiving further consideration from the participants, amend this Plan or condition or modify awards under this Plan in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with applicable self-regulatory organization rules or requirements.

         (b) The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that, without shareowner approval, the Committee may not materially amend the Plan, including, but not limited to, the following:

              (i) increasing the number of shares of Common Stock to be issued under the Plan (other than pursuant to Section 18); and

              (ii) changing the corporations whose employees may be offered purchase rights under the plan.

In addition to the foregoing, the Committee shall seek shareowner approval for amendments that require shareowner approval under Section 423 of the Code (or any successor provision or any other applicable law or regulation).

         (c) Except as provided in Sections 18 and 19(a) hereof, no termination may, without the consent of an affected participant, adversely affect options previously granted; provided, that an Offering Period may be terminated by the Committee on any Exercise Date if the Committee determines that the termination of the Plan is in the best interests of the Company and its shareowners. Except as provided in Sections 18 and 19(a) hereof, no amendment may adversely affect the rights of any options previously granted. The Committee shall determine in its sole discretion for purposes of this
Section 19 whether or not a participant's rights have been "adversely affected."

     20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed.

     22. Term of Plan. The Plan shall be effective as of January 1, 2005 upon its adoption by the Board. It shall continue in effect for a term of ten (10) years thereafter unless sooner terminated under Section 19 hereof.

     23. Additional Restrictions of Section 16 of the Exchange Act. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of the rules and regulations promulgated under such Section 16. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by such rules and regulations to qualify for the maximum exemption from
Section 16 of the Exchange Act with respect to Plan transactions.


                   *                  *                 *


As adopted by the Board of Directors of
Capital City Bank Group, Inc.
effective as of January 1, 2005

                                   EXHIBIT A

                         CAPITAL CITY BANK GROUP, INC.

                       2005 ASSOCIATE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT

___   Original Application                Enrollment Date:_________________
___   Change in Payroll Deduction Rate
___   Change of Beneficiary(ies)

     1.  _____________________________________ hereby elects to participate in the Capital City Bank Group, Inc. 2005 Associate Stock Purchase Plan (the "Associate Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Associate Stock Purchase Plan.

     2. I hereby authorize payroll deductions from each paycheck in the amount of (please complete one or the other) (i) _______% (a whole number) of my Compensation, or (ii) $_______, on each payday during the Offering Period in accordance with the Associate Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

     3. I understand that said payroll deductions will be accumulated for the purchase of shares of Common Stock at applicable Purchase Price determined in accordance with the Associate Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option on the Exercise Date.

     4. I have received a copy of the complete "Capital City Bank Group, Inc. 2005 Associate Stock Purchase Plan." I understand that my participation in the Associate Stock Purchase Plan is in all respects subject to the terms of the Associate Stock Purchase Plan.

     5. Shares purchased for me under the Associate Stock Purchase Plan should be issued in the name(s) of (Associate or Associate and Spouse
Only):________________________________________________________________.

     6. I understand that, under current federal income tax law, if I dispose of any shares received by me pursuant to the Plan within the later of (i) two (2) years after the first day of the Offering Period during which I purchased such shares, or (ii) one (1) year after the date I purchased any Common Stock under the Associate Stock Purchase Plan, I will be treated for federal income tax purposes as having made a "disqualifying disposition" and as having received ordinary income at the time of such disposition in an amount equal to the excess of fair market value of the shares at the time such shares were delivered to me over the price which I paid for the shares. The remainder of the gain, if any, recognized on such disqualifying disposition will be taxed as capital gain. I hereby agree to notify the Company in writing within thirty (30) days after the date of any disqualifying disposition of my shares and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon such disqualifying disposition. The Company or applicable Designated Subsidiary may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company or such Subsidiary any tax deductions or benefits attributable to sale or disqualifying disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the two-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (b) the excess of the fair market value of the shares over the Purchase Price on the first day of the Offering Period in which the shares were purchased. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

     7. I hereby agree to be bound by the terms of the Associate Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Associate Stock Purchase Plan.

Associate's Social Security Number:__________________________________

Associate's Address:__________________________________________
                    __________________________________________
                    __________________________________________

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:________________          __________________________________________
                                Signature of Associate

                                   EXHIBIT B

                          CAPITAL CITY BANK GROUP, INC.

                       2005 ASSOCIATE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL

     The undersigned participant in the Offering Period of the Capital City Bank Group, Inc. 2005 Associate Stock Purchase Plan (the "Plan") which began on ______________, 20__ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. The undersigned hereby directs the Company or applicable Designated Subsidiary to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall thereafter be eligible to participate in succeeding Offering Periods only by delivering to the Company or applicable Designated Subsidiary a new Subscription Agreement within the time period set forth in Section 5 of the Plan.


                                         Name and Address of Participant
                                        ____________________________________
                                        ____________________________________
                                        ____________________________________


                                        Signature
                                        ____________________________________

                                        Date:_______________________________

                        CAPITAL CITY BANK GROUP, INC.
                      2005 DIRECTOR STOCK PURCHASE PLAN

      1. Purpose. The purpose of the 2005 Director Stock Purchase Plan (the "Plan") is to provide certain members of the Board of Directors (the "Eligible Directors") of Capital City Bank Group, Inc. (the "Company") and its Subsidiaries with the ability to apply all or a portion of their annual retainer and monthly fees received from serving as directors to the purchase of shares of Common Stock at a ten percent (10%) discount from Fair Market Value. A further purpose of the Plan is to advance the interests of the Company and its shareowners by encouraging increased Common Stock ownership by the Eligible Directors, thereby promoting long-term shareowner value by strengthening their commitment to the welfare of the Company and promoting an identity of interest between shareowners and Eligible Directors.

      2. Definitions. The following definitions shall be applicable throughout the Plan.

           (a)  "Board" shall mean the Board of Directors of the Company.

           (b) "Committee" shall mean a committee appointed by the Board; provided, that to the extent required by Rule 16b-3 of the Securities and Exchange Commission under the Exchange Act, such Committee shall be comprised solely of two or more Non-Employee Directors, as defined in Rule 16b-3(b)(3) under the Exchange Act. All references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed.

           (c) "Common Stock" shall mean the Common Stock of the Company, one penny ($0.01) par value per share.

           (d) "Company" shall mean Capital City Bank Group, Inc., a Florida corporation.

           (e) "Director Fees" shall mean annual retainers, monthly fees or committee meeting fees for serving as directors of the Company or its Subsidiaries.

           (f) "Eligible Directors" shall mean members of the Board of Directors of the Company (including community and advisory directors) and its Subsidiaries who receive Director Fees.

           (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

           (h) "Option A Eligibility Date" shall mean January 1 of each year.

           (i) "Option A Fair Market Value" shall mean the average of (i) the high and low prices of the shares of Common Stock on the principal national securities exchange on which the Common Stock is traded for the ten
(10) trading days immediately preceding each Eligibility Date, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale prices of the shares of Common Stock on the Nasdaq National Market for the ten (10) trading days immediately preceding the Eligibility Date, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid prices last quoted by an established quotation service for over-the-counter securities for the ten (10) trading days immediately preceding the Eligibility Date, if the Common Stock is not reported on the Nasdaq National Market. In the event there is no trading in the shares of Common Stock, "Option A Fair Market Value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

           (j) "Option A Purchase Period" shall mean the fifteen day period beginning with the Option A Eligibility Date each year in which an Eligible Director may make an election indicating the dollar amount of his or her annual retainer and fees received from serving as a director in the preceding year which he or she would like to be applied to the purchase of shares of Common Stock; provided, however, that if the Option A Purchase Period shall end on a Saturday, Sunday or legal holiday, the Option A Purchase Period shall extend to 5:00 p.m. of the next business day.

           (k) "Option B Eligibility Date" shall mean December 1 of each year.

           (l) "Option B Fair Market Value" shall mean (i) the closing price of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the closing price of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price last quoted by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. However, if the Common Stock is not publicly-traded, "Option B Fair Market Value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

           (m) "Option B Purchase Period" shall mean the thirty-one day period beginning with the Option B Eligibility Date each year in which an Eligible Director may make an election indicating the percentage of his or her annual retainer and fees to be received from serving as a director in the upcoming year which he or she would like to be applied to the purchase of shares of Common Stock; provided, however, that if the Option B Purchase Period shall end on a Saturday, Sunday or legal holiday, the Option B Purchase Period shall extend to 5:00 p.m. of the next business day.

           (n) "Plan" shall mean this 2005 Director Stock Purchase Plan of Capital City Bank Group, Inc.

           (o) "Stock" shall mean the Common Stock or such other authorized shares of stock of the Company as the Board may from time to time authorize for use under the Plan.

           (p) "Subsidiary" shall mean any corporation which is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended.

      3. Effective Date and Duration. The Plan and any amendments hereto shall become effective as of the date approved by the Board or the Company's shareowners, as applicable (the "Effective Date"), and shall terminate upon adoption of a resolution of the Committee terminating the Plan.

      4. Administration. The Committee shall administer the Plan. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Committee.

      5.   Common Stock Subject to the Plan.

           (a) The aggregate number of shares of Common Stock which shall be made available for sale under the Plan shall not exceed 75,000. However, unless the Committee specifically determines otherwise, the aggregate number of shares of Common Stock available under the Plan shall be subject to appropriate adjustment in the case of any extraordinary dividend or other distribution, recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affecting the Common Stock.

           (b) Common Stock to be issued to an Eligible Director under the Plan will be registered in the record or beneficial name of the Eligible Director or in the record or beneficial name of the Eligible Director and his or her spouse.

      6. Eligibility. Each person who is an Eligible Director on any Option A Eligibility Date or any Option B Eligibility Date shall be eligible to participate in the Plan.

      7.   Option A Purchase of Common Stock Pursuant to the Plan.

           (a) Manner of Election. At any time during the Option A Purchase Period an Eligible Director may elect to have all or a portion of his or her Director Fees earned in the preceding calendar year applied to the purchase of shares of Common Stock. Election must be made by written notice to the Chief Financial Officer of the Company or such other person as designated from time to time by the Committee and must be accompanied by a check payable to the order of the Company in the amount of such election.

           (b) Purchase Price. The purchase price per share of Common Stock purchased under Option A pursuant to this Section 7 of the Plan shall be ninety percent (90%) of Option A Fair Market Value. The Committee in its sole discretion may from time to time adjust the purchase price payable pursuant to this Section 7 of the Plan to such other percentage of the Option A Fair Market Value.

           (c) When Stock Shall Be Issued to Eligible Directors. As soon as practicable after each Option A Purchase Period, shares of Common Stock purchased under the Plan shall be issued to the purchasing Eligible Director.

      8.   Option B Purchase of Common Stock Pursuant to the Plan.

           (a) Manner of Election. At any time during the Option B Purchase Period an Eligible Director may elect to have all, one-half or none of his or her Director Fees to be earned in the upcoming calendar year applied to the purchase of shares of Common Stock. Election must be made by written notice to the Chief Financial Officer of the Company or such other person as designated from time to time by the Committee. An Eligible Director's election during any Option B Purchase Period shall automatically renew on the same terms for each following year, unless such Eligible Director revokes such election by written notice to the Chief Financial Officer of the Company or such other person as designated from time to time by the Committee.

           (b) Purchase Price. The purchase price per share of Common Stock purchased under Option B pursuant to this Section 8 of the Plan shall be ninety percent (90%) of the Option B Fair Market Value as determined on the last stock trading day of the month in which each Board or Committee meeting occurred. The Committee in its sole discretion may from time to time adjust the purchase price payable pursuant to this Section 8 of the Plan to such other percentage of the Option A Fair Market Value.

           (c) When Stock Shall Be Issued to Eligible Directors. Shares purchased under Option B pursuant to this Section 8 of the Plan shall be issued to the purchasing Eligible Director at such intervals as determined by the Committee from time to time.

      9.   General.

           (a) Additional Provisions. The purchase of any shares of Common Stock under the Plan may also be subject to such other provisions (whether or not applicable to purchases made by any other Director) as the Committee determines appropriate including, without limitation, provisions to comply with Federal and state securities laws and Federal and state income tax withholding requirements.

           (b) Government and Other Regulations. The obligations of the Company shall be subject to all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be required.

           (c) Tax Withholding. Notwithstanding any other provision of the Plan, a Director receiving Common Stock purchased under the Plan may be required to pay to the Company or a Subsidiary, as appropriate, prior to delivery of such Common Stock, the amount of any such taxes which the Company or Subsidiary is required to withhold, if any, with respect to such Common Stock. Subject in particular cases to the disapproval of the Committee, the Company may accept shares of Common Stock of equivalent Option A Fair Market Value or Option B Fair Market Value in payment of such withholding tax obligations if the Director elects to make payment in such manner at the time of election.

           (d) Employment Director Rights. Neither this Plan nor any action taken hereunder shall be construed as giving any Eligible Director any right to be retained in the employ or as a director of the Company or a Subsidiary.

           (e) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

           (f) Governing Law. The Plan will be administered in accordance with Federal laws, or in the absence thereof, the laws of the State of Florida.

           (g) Nontransferability. A person's rights and interest under the Plan may not be sold, assigned, donated or transferred or otherwise disposed of, mortgaged, pledged or encumbered.

           (h) Reliance on Reports. Each member of the Committee shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report of the type contemplated by Florida Statute Section 607.0830(2) as currently in effect and upon any other information furnished in connection with the Plan by any person or persons other than himself.

           (i) Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

           (j) Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

           (k) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

      10. Nonexclusivity of the Plan. The adoption of this Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, and such arrangements may be either applicable generally or only in specific cases.

      11.  Amendments and Termination.

           (a) The Committee may, without further action by the shareowners and without receiving further consideration from the participants, amend this Plan or condition or modify awards under this Plan in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with applicable self-regulatory organization rules or requirements.

           (b) The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that, without shareowner approval, the Committee may not materially amend the Plan, including, but not limited to, the following:

                (i) materially increase the number of shares of Common Stock to be issued under the Plan (other than pursuant to Sections 5(a) and 11(a));

                (ii) materially increase benefits to participants, including any material change to reduce the price at which Stock may be purchased;

                (iii) materially expand the class of participants eligible to participate in the Plan; and

                (iv)   expand the types of awards provided under the Plan.

           (c) The termination or any modification or amendment of the Plan, except as provided in subsection (a), shall not without the consent of a participant, affect his or her rights under an award previously granted to him or her.

                         *            *            *

As adopted by the Board of Directors effective as of January 1, 2005.

                         CAPITAL CITY BANK GROUP, INC.
                           217 North Monroe Street
                          Tallahassee, Florida 32301

                   PROXY FOR ANNUAL MEETING OF SHAREOWNERS
                               APRIL 27, 2004

KNOW ALL MEN BY THESE PRESENTS that I, the undersigned shareowner of Capital City Bank Group, Inc. (the "Company"),Tallahassee, Florida, do hereby nominate, constitute and appoint Randolph M. Pople and Dale A. Thompson, or any one of them (with full power to act alone), my true and lawful attorneys and proxies with full power of substitution, for me and in my name, place and stead to vote all the shares of Common Stock of the Company, standing in my name on its books as of the close of business on Friday, February 27, 2004, at the annual meeting of its shareowners to be held at University Center Club, Building B, Floor 3, University Center, Florida State University, Doak Campbell Stadium, Tallahassee, Florida, on Tuesday, April 27, 2004, at 10:00 a.m., or at any adjournments thereof with all the power the undersigned would possess if personally present.

                 (Continued and to be signed on the other side)

                       ANNUAL MEETING OF SHAREOWNERS OF

                        CAPITAL CITY BANK GROUP, INC.

                           Tuesday, April 27, 2004

                          PROXY VOTING INSTRUCTIONS

MAIL
----
Date, sign and mail your proxy card in the envelope provided as soon as possible.

                                    -OR-

TELEPHONE
---------
Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

                                    -OR-

INTERNET
--------
Access "www.voteproxy.com" and follow the on-screen instructions. Have your Proxy card available when you access the web page.


Please detach along the perforated line and mail in the Envelope Provided IF you are not voting via telephone or the Internet.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]


(1.) To elect the three persons listed at right as Class I directors of the Company to serve a term of three years each, or until their successors are duly elected and qualified.

[ ] FOR ALL NOMINEES                       NOMINEES:
                                           ( ) Cader B. Cox, III
[ ] WITHHOLD AUTHORITY                     ( ) Ruth A. Knox
    FOR ALL NOMINEES                       ( ) William G. Smith, Jr.

[ ] FOR ALL EXCEPT
    (See instructions below)


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (*)
----------------------------------------------------------------------------





----------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
----------------------------------------------------------------------------

(2.) To approve the Company's 2005 Associate Incentive Plan.
     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]


(3.) To approve the Company's 2005 Associate Stock Purchase Plan.
     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]


(4.) Too approve the Company's 2005 Director Stock Purchase Plan.
     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]


(5.) To ratify the appointment of KPMG LLP as auditors for the Company for the fiscal year ending December 31, 2003.
     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]


(6.) In the discretion of the Board of Directors of the Company, to approve such other business properly coming before the meeting or any adjournment of the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE PROPOSALS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTIONS ARE GIVEN ON THE PROXY, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 5 AND AS DETERMINED BY THE BOARD OF DIRECTORS ON ANY OTHER MATTER WHICH MAY PROPERLY BE BROUGHT AT THE MEETING.

The undersigned Shareowner(s) hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.


Signature of Shareowner______________________________     Date:_____________

Signature of Shareowner______________________________     Date:_____________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signed as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.